UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                              [Amendment No. _____]

Filed by the Registrant  |X|
Filed by a Party other than the Registrant  |_|

Check the appropriate box:

|_|  Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|  Definitive Proxy Statement
|_|  Definitive Additional Materials
|_|  Soliciting Materials under ss.240.14a-12

                                   GARMIN LTD.
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                (Name of Registrant as Specified in Its Charter)


   -----------------------------------------------------------------------------
         (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

|X| No fee required
|_| Fee computed on table below per Exchange Act Rules 14a-6(I)(4) and O-11.

     1) Title of each class of securities to which transaction applies:

         -----------------------------------------------------------------------
     2) Aggregate number of securities to which transaction applies:

         -----------------------------------------------------------------------
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule O-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------
     4) Proposed maximum aggregate value of transaction:

         -----------------------------------------------------------------------
     5) Total fee paid:

         -----------------------------------------------------------------------

|_| Fee paid previously by written preliminary materials.
|_| Check box if any part of the fee is offset as provided by Exchange Act Rule
    O-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)   Amount Previously Paid:__________________________________________
         2)   Form Schedule or Registration Statement No.:_____________________
         3)   Filing Party:____________________________________________________
         4)   Date Filed:______________________________________________________

                                  [GARMIN LOGO]



                                   GARMIN LTD.


                           NOTICE AND PROXY STATEMENT

                                       for

                   The Annual General Meeting of Shareholders

                                   to be held

                              Friday, June 3, 2005


                             YOUR VOTE IS IMPORTANT!

               Please mark, date and sign the enclosed proxy card
                and promptly return it in the enclosed envelope.


Mailing of this Notice and Proxy Statement, the accompanying Proxy Card and the 2004 Annual Report commenced on or about April 29, 2005.

                                  [GARMIN LOGO]
                                   Garmin Ltd.
                               P.O. Box 30464 SMB
                            5th Floor, Harbour Place
                             103 South Church Street
                            George Town, Grand Cayman
                                 Cayman Islands

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                NOTICE OF ANNUAL GENERAL MEETING OF SHAREHOLDERS
                             TO BE HELD JUNE 3, 2005
-------------------------------------------------------------------------------

         You are hereby notified of and cordially invited to attend the Annual General Meeting (the "Annual Meeting") of Shareholders of Garmin Ltd., a Cayman Islands company ("Garmin" or the "Company") to be held at the Ritz-Charles Conference Center, 9000 West 137th Street, Overland Park, Kansas 66221, USA, at 10:00 a.m. Central Time, on Friday, June 3, 2005, to consider and vote upon the following matters:

         1.       Election of three directors;

         2.       Approval of the Garmin Ltd. 2005 Equity Incentive Plan; and

         3. Such other matters as may properly be brought before the Annual Meeting or any adjournment thereof.

     Information concerning the matters to be acted upon at the Annual Meeting is contained in the accompanying Proxy Statement.

     In accordance with the Company's Articles of Association, the Company's audited consolidated financial statements for the fiscal year ending December 25, 2004 will be presented at the Annual Meeting. There is no requirement under the Company's Articles of Association or Cayman Islands law that such financial statements be approved by shareholders, and no such approval will be sought at the Annual Meeting.

     Shareholders of record at the close of business on April 18, 2005 are entitled to notice of, and to vote at, this meeting and any adjournments thereof. A shareholder entitled to attend and to vote at the Annual Meeting is entitled to appoint a proxy to attend and, on a poll, vote instead of him or her.

     It is important that your shares be represented at the meeting. Please vote your shares regardless of whether you plan to attend the Annual Meeting. Please use the enclosed Proxy Card to direct the vote of your shares, regardless of whether you plan to attend the Annual Meeting. Please date the Proxy Card, sign it and promptly return it in the enclosed envelope, which requires no postage if mailed in the United States. You may also appoint another person (who need not be a shareholder) as your proxy to attend and vote at the Annual Meeting.

     If you own shares registered in the name of a broker, you should receive a card from that broker permitting you to direct the broker to vote those shares. Please promptly complete the card and return it to the broker.

                                            By Order of the Board of Directors

                                            /s/ Andrew R. Etkind


April 29, 2005                              Andrew R. Etkind
                                            General Counsel and Secretary

                                   Garmin Ltd.
                               P.O. Box 30464 SMB
                            5th Floor, Harbour Place
                             103 South Church Street
                            George Town, Grand Cayman
                                 Cayman Islands

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                                 PROXY STATEMENT
--------------------------------------------------------------------------------

                                TABLE OF CONTENTS



                                                                           Page

Proxy Statement....................................................           2

Information Concerning Solicitation and Voting.....................           2

Stock Ownership of Certain Beneficial Owners and Management........           4

Proposal 1 - Election of Three Directors...........................           6

The Board of Directors.............................................           7

Audit Matters.......................................................         11

Executive Compensation Matters......................................         13

Proposal 2 - Approval of the Garmin Ltd. 2005 Equity Incentive Plan.....     19

Shareholder Proposals...................................................     26

Section 16(a) Beneficial Ownership Reporting Compliance.................     26

Householding of Annual Meeting Materials for Broker
Customers...............................................................     26

Other Matters..........................................................      26

Appendix A - Nominating Committee Charter..............................     A-1

Appendix B - 2005 Equity Incentive Plan................................     B-1

                                 PROXY STATEMENT

     The accompanying proxy is solicited by the Board of Directors ("Board") of Garmin Ltd., a Cayman Islands company, ("Garmin" or the "Company" ) for use at the Annual General Meeting of Shareholders (the "Annual Meeting") to be held at 10:00 a.m., Central Time, on Friday, June 3, 2005, at the Ritz-Charles Conference Center, 9000 West 137th Street, Overland Park, Kansas 66221, and at any adjournment(s) or postponement(s) thereof for the purposes set forth herein and in the accompanying Notice of Annual Meeting of Shareholders. This Proxy Statement and the accompanying proxy card are first being mailed to shareholders on or about April 29, 2005.


                 INFORMATION CONCERNING SOLICITATION AND VOTING

Proposals

     At the Annual Meeting, the Garmin Board intends to present the election of three directors and the approval of the Garmin Ltd. 2005 Equity Incentive Plan (the "Equity Incentive Plan"). In accordance with the Company's Articles of Association, the Company's audited consolidated financial statements for the fiscal year ending December 25, 2004 will be presented at the Annual Meeting. There is no requirement under the Company's Articles of Association or Cayman Islands law that such financial statements be approved by shareholders, and no such approval will be sought at the Annual Meeting. The Garmin Board knows of no other matters that will be presented or voted on at the Annual Meeting.


Record Date and Shares Outstanding

     Shareholders of record at the close of business on April 18, 2005 (the "Record Date") are entitled to notice of, and to vote at, the Annual Meeting. At the Record Date, the Company had issued and outstanding 108,432,070 common shares, par value $0.01 per share ("Common Shares").


  Solicitation of Proxies

     The cost of soliciting proxies will be borne by the Company. In addition to soliciting shareholders by mail and through its regular employees not specifically engaged or compensated for that purpose, the Company will request banks and brokers, and other custodians, nominees and fiduciaries to solicit their customers who have shares of the Company registered in the names of such persons and, if requested, will reimburse them for their reasonable, out-of-pocket costs. The Company may use the services of its officers, directors and others to solicit proxies, personally or by telephone, facsimile or electronic mail, without additional compensation.


Voting

     Each shareholder is entitled to one vote on each of the proposals presented in this Proxy Statement for each share held. There is no cumulative voting in the election of directors. The required quorum for the transaction of business at the Annual Meeting is the presence in person or by proxy of shareholders holding not less than a majority of the Common Shares issued and outstanding on the Record Date. The affirmative vote of a majority of the Common Shares represented and voting at the meeting in person or by proxy is required for the election of directors and the approval of the Equity Incentive Plan.

Abstentions and Broker Non-Votes

     Pursuant to Cayman Islands law, (i) shares represented at the meeting whose votes are withheld on any matter, and (ii) shares which are represented by "broker non-votes" (i.e., shares held by brokers or nominees which are represented at the meeting but with respect to which the broker or nominee is not empowered to vote on a particular proposal) are not included in the determination of the shares voting on such matter but are counted for quorum purposes.

How Shareholders Vote

     Shareholders holding Common Shares in their own names on the Record Date ("Record Holders"), persons ("Plan Participants") holding Common Shares on the Record Date through the Garmin International, Inc. 401(k) and Pension Plan (the "401(k) Plan") and investors ("Broker Customers") holding Common Shares on the Record Date through a broker or other nominee, may vote such shares as follows:

         Common Shares of Record

     Record Holders may only vote their shares if they or their proxies are present at the Annual Meeting. Record Holders may appoint as their proxy the Proxy Committee, which consists of officers of the Company whose names are listed on the Proxy Card. The Proxy Committee will vote all Common Shares for which it is the proxy as specified by the shareholders on the Proxy Cards. A Record Holder desiring to name as proxy someone other than the Proxy Committee may do so by crossing out the names of the Proxy Committee members on the Proxy Card and inserting the full name of such other person. In that case, the Record Holder must sign the Proxy Card and deliver it to the person named, and the person named must be present and vote at the Annual Meeting.

     If a properly executed and unrevoked Proxy Card does not specify how the shares represented thereby are to be voted, the Proxy Committee intends to vote such shares for the election as directors of the persons nominated by the Company's Board of Directors ("Board Nominees") and for the approval of the Equity Incentive Plan, and in accordance with the discretion of the Proxy
Committee  upon such  other  matters  as may  properly  come  before  the Annual
Meeting.

         Common Shares Held Under the 401(k) Plan

     Plan Participants may on the voting instructions card instruct the trustee of the 401(k) Plan how to vote the shares allocated to their respective participant accounts. The trustee will vote all shares allocated to the accounts of Plan Participants as instructed by such participants. Common Shares for which inadequate or no voting instructions are received generally will be voted by the trustee in the same proportion as those shares for which instructions were actually received from Plan Participants. The trustee of the 401(k) Plan may vote shares allocated to the accounts of the participants either in person or through a proxy.

         Common Shares Held Through a Broker or Other Nominee

     Each broker or nominee must solicit from the Broker Customers directions on how to vote the Company's shares, and the broker or nominee must then vote such shares in accordance with such directions. Brokers or nominees are to forward soliciting materials to the Broker Customers, at the reasonable expense of the Company if the broker or nominee requests reimbursement. Most broker-dealers are members of the National Association of Securities Dealers, which generally does not allow them to vote shares held in street name unless they are permitted to do so under the rules of a national securities exchange to which they belong. Brokers who are members of the New York Stock Exchange ("NYSE") may vote the shares of Broker Customers on routine matters, including the election of directors, when they have not received directions from the Broker Customers. NYSE brokers, however, do not have discretion to vote on the Equity Incentive Plan proposal without instructions from the Broker Customer. If you do not instruct your broker how to vote on the Equity Incentive Plan proposal, your broker will deliver a non-vote on such proposal. Shares that are subject to a broker non-vote are counted for purposes of determining whether a quorum exists but not for purposes of determining whether a proposal has passed.



         Revoking Proxy Authorizations or Instructions

     Until the polls close (or in the case of Plan Participants, until the trustee of the 401(k) Plan votes) votes of Record Holders and voting instructions of Plan Participants may be recast with a later-dated, properly executed and delivered Proxy Card or, in the case of Plan Participants, a voting instruction card. Otherwise, shareholders may not revoke a vote, unless: (a) in the case of a Record Holder, the Record Holder either (i) attends the Annual Meeting and casts a ballot at the meeting or (ii) delivers a written revocation to the Corporate Secretary of the Company at any time before the Chairman of the Annual Meeting closes the polls; (b) in the case of a Plan Participant, the revocation procedures of the trustee of the 401(k) Plan are followed; or (c) in the case of a Broker Customer, the revocation procedures of the broker or nominee are followed.


          Attendance and Voting in Person at the Annual Meeting

     Attendance at the Annual Meeting is limited to Record Holders or their properly appointed proxies, beneficial owners of Common Shares having evidence of such ownership, and guests of the Company. Plan Participants and Broker Customers, absent special direction to the Company from the respective 401(k) Plan trustee, broker or nominee, may only vote by instructing the trustee, broker or nominee and may not cast a ballot at the Annual Meeting. Record Holders may vote by casting a ballot at the Annual Meeting.


          STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     As of the Record Date, the Company had outstanding 108,432,070 Common Shares. The following table sets forth information as of the Record Date concerning the beneficial ownership of Common Shares by: (i) beneficial owners of Common Shares who have publicly filed a report acknowledging ownership of more than 5% of the number of outstanding Common Shares; (ii) the directors and certain executive officers of the Company; and (iii) all of the Company's executive officers and directors as a group. Beneficial ownership generally means either the sole or shared power to vote or dispose of the shares. Except as otherwise noted, to the Company's knowledge the holders listed below have sole voting and dispositive power. No officer or director of the Company owns any equity securities of any subsidiary of the Company.

                                          Common Shares(1)           Percent of
                                                                       Class(2)
                Name and Address

Gary L. Burrell(3)                            16,031,782(4)             14.8%
  Shareholder

Ruey-Jeng Kao(5)                               6,475,481                 6.0%
  Shareholder


Gene M. Betts                                      4,961(6)               *
  Director

Donald H. Eller, Ph.D.                     1,448,017(7)                 1.3%
  Director

Andrew R. Etkind                              21,699(8)                   *
  General Counsel and Corporate
  Secretary

Min H. Kao, Ph.D.(9)                      24,359,426(10)               22.5%
  Director, Chairman and CEO

Gary Kelley                                   18,201(11)                  *
  Director of Marketing,
  Garmin International, Inc.

Charles W. Peffer                              1,000                      *
  Director

Clifton A. Pemble                             30,983(12)                  *
    Director and
  Director of Engineering
  Garmin International, Inc.

Kevin Rauckman                                22,636(13)                  *
  Chief Financial Officer and Treasurer

Thomas A. McDonnell                           25,398(14)                  *
  Director


All Executive Officers and Directors
  as a Group                              25,932,321(15)               23.9%
  (9 persons)

     *    Less than 1% of the outstanding Common Shares
     (1) Beneficial ownership is determined in accordance with the rules of the SEC. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares subject to options held by that person that are currently exercisable at the Record Date or within 60 days of such date are deemed outstanding. The holders may disclaim beneficial ownership of any such shares that are owned by or with family members, trusts or other entities. Except as indicated in the footnotes to this table and pursuant to applicable community property laws, each shareholder named in the table has sole voting power and investment power with respect to the shares set forth opposite such shareholder's name.
     (2) The percentage is based upon the number of shares outstanding as of the Record Date and computed as described in footnote (1) above.
     (3) Mr. Burrell's address is c/o Garmin International, Inc., 1200 East 151st Street, Olathe, Kansas 66062.
     (4) The amount of Common Shares reported includes 431,782 Common Shares held by Judith M. Burrell, Mr. Burrell's wife, over which Mr. Burrell does not have any voting or dispositive power. Mr. Burrell disclaims beneficial ownership of these shares owned by his wife.
     (5) Mr. Kao's address is c/o Fortune Land Law Offices, 8th Floor, 132, Hsinyi Road, Section 3, Taipei, Taiwan. Mr. Kao is the brother of Dr. Kao. The information is based on Amendment No. 3 filed January 21, 2005 to Schedule 13G filed February 9, 2001.
     (6) Mr. Betts' beneficial ownership includes 1,961 shares that may be acquired through options that are currently exercisable or will become exercisable within 60 days of the Record Date.
     (7) Dr. Eller's beneficial ownership includes 400,000 shares subject to variable prepaid forward agreements and 5,398 shares that may be acquired through options that are currently exercisable or will become exercisable within 60 days of the Record Date.
     (8) Mr. Etkind's beneficial ownership includes 395 shares held in the 401(k) Plan and 16,000 shares that may be acquired through options that are currently exercisable or will become exercisable within 60 days of the Record Date.
     (9) Dr. Kao's address is c/o Garmin International, Inc., 1200 East 151st Street, Olathe, Kansas 66062.
     (10) Of the 24,359,426 Common Shares,(i) 6,526,630 Common Shares are held by the Min-Hwan Kao Revocable Trust 9/28/95, over which Dr. Kao has sole voting and dispositive power, (ii) 15,221,784 Common Shares are held by revocable trusts established by Dr. Kao's children over which Dr. Kao has shared voting and dispositive power, (iii) 2,603,912 Common Shares are held by a revocable trust established by Dr. Kao's wife, over which Dr. Kao does not have any voting or dispositive power, power, and (v) 6,400 Common Shares are held jointly by Dr. Kao and his wife. Dr. Kao disclaims (iv) 700 shares are held by his wife, over which Dr. Kao does not have any voting or dispositive beneficial ownership of those shares owned by his wife and the revocable trust established by his wife and by the revocable trusts established by his children.

     (11) Mr. Kelley's beneficial ownership includes 11,300 shares that may be acquired through options that are currently exercisable or will become exercisable within 60 days of the Record Date.
     (12) Mr. Pemble's beneficial ownership includes 29,000 shares that may be acquired through options that are currently exercisable or will become exercisable within 60 days of the Record Date.
     (13) Mr. Rauckman's beneficial ownership includes 17,500 shares that may be acquired through options that are currently exercisable or will become exercisable within 60 days of the Record Date. The amount of Common Shares reported includes 3,150 Common Shares held by a revocable trust established by Mr. Rauckman's wife, over which Mr. Rauckman does not have any voting or dispositive power. Mr. Rauckman disclaims beneficial ownership of these shares owned by the revocable trust established by his wife.
     (14) Mr. McDonnell's beneficial ownership includes 5,398 shares that may be acquired through options that are currently exercisable or will become exercisable within 60 days of the Record Date.
     (15) The number includes 86,557 shares that may be acquired through options that are currently exercisable or will become exercisable within 60 days of the Record Date. Individuals in the group have disclaimed beneficial ownership as to a total of 17,829,546 of the shares listed.


                    PROPOSAL 1 - ELECTION OF THREE DIRECTORS

     The Company's Articles of Association classify the Company's Board of Directors into three classes and stagger the three year terms of each class to expire in consecutive years.

     The Company's nominees for election at this Annual Meeting are Donald H. Eller, Clifton A. Pemble and Charles W. Peffer. Dr. Eller and Mr. Pemble are being nominated as Class II directors to hold office for a three-year term expiring in 2008. Mr. Peffer is being nominated as a Class III director to hold office for a one-year term expiring in 2006.

     Dr. Eller, Mr. Pemble and Mr. Peffer are currently directors of the Company. Dr. Eller was elected as a director at the Company's Annual Meeting in 2002 for a term expiring on the date of this Annual Meeting. Mr. Pemble and Mr. Peffer were appointed as directors by the Company's Board in August 2004 for a term expiring on the date of this Annual Meeting. Dr. Eller, Mr. Pemble and Mr. Peffer have each indicated that they are willing and able to continue serving as directors if elected and have consented to being named as nominees in this Proxy Statement. If any of these nominees should for any reason become unavailable for election, the Proxy Committee will vote for such other nominee as may be proposed by the Company's Board of Directors.


[Photo]                     Donald H. Eller,  age 62, has been a director of the
               Company since March 2001. Dr. Eller has been a private investor since January 1997. From September 1979 to November 1982 he served as the Manager of Navigation System Design for a division of Magnavox Corporation. From January 1984 to December 1996 he served as a consultant on Global Positioning Systems and other navigation technology to various U.S. military agencies and U.S. and foreign corporations. Dr. Eller holds B.S., M.S. and Ph.D. degrees in Electrical Engineering from the University of Texas.

 [Photo]                    Clifton A. Pemble,  age 39, has served as a director
               of the Company since August 2004. He has served as a director and officer of various subsidiaries of the Company since August 2003. He has been Director of Engineering of Garmin International, Inc. since 2003. Previously, he was Software Engineering Manager of Garmin International, Inc. from 1995 to 2002 and a Software Engineer with Garmin International, Inc. from 1989 to 1995. Garmin International, Inc. is a subsidiary of the Company. Mr. Pemble holds BA degrees in Mathematics and Computer Science from MidAmerica Nazarene University.


[Photo]                    Charles W.  Peffer,  age 57, has been a director of
               the Company since August 2004. Mr. Peffer was a partner in KPMG LLP and its predecessor firms from 1979 to 2002 when he retired. He served in KPMG's Kansas City office as Partner in Charge of Audit from 1986 to 1993 and as Managing Partner from 1993 to 2000. Mr. Peffer is a director of the Commerce Funds, a family of eleven mutual funds.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THESE
NOMINEES.



                             THE BOARD OF DIRECTORS

Information about present directors

     In addition to the Board nominees who are described under Proposal 1 - Election of Three Directors, the following individuals are also on the Company's Board, for a term ending on the date of the Annual Meeting of shareholders in the year indicated.




                    Director Serving Until the Annual Meeting in 2006


[Photo] Min H. Kao, age 56, has served as Chairman of the Company since August 2004 and was previously Co-Chairman of the Company from August 2000 to August 2004. He has served as Chief Executive Officer of the Company since August 2002 and previously served as Co-Chief Executive Officer from August 2000 to August 2002. Dr. Kao has served as a director and officer of various subsidiaries of the Company since August 1990. Dr. Kao holds Ph.D. and MS degrees in Electrical Engineering from the University of Tennessee and a BS degree in Electrical Engineering from National Taiwan University.


                   Directors Serving Until the Annual Meeting in 2007

[Photo]       Gene M. Betts,  age 52, has been a director  of the Company  since
March 2001. Mr. Betts has been a Senior Vice President of Sprint Corporation ("Sprint") since 1990 and has been Treasurer of Sprint since 1998. In these positions his responsibilities include capital markets and treasury operations, mergers and acquisitions, taxes, corporate financial planning and budgeting, pension and savings trust management, and risk management and loss prevention for Sprint and all of its subsidiaries. Mr. Betts is a Certified Public Accountant. Prior to joining Sprint he was a partner in Arthur Young & Co. (now Ernst & Young). Mr. Betts is a director of seven registered investment companies in the Buffalo Funds complex.



[Photo]       Thomas A.  McDonnell,  age 59, has been a director  of the Company since March 2001. Mr. McDonnell has been President of DST Systems, Inc. ("DST") since January 1973 (except for a 30-month period from October 1984 to April
1987), Chief Executive Officer of DST since 1984 and a director of DST since 1971. He is also a director of Blue Valley Ban Corp., Commerce Bancshares, Inc., Euronet Worldwide, Inc. and Kansas City Southern.

Director Independence

     The Board of Directors has determined that Messrs. Betts, Eller, Peffer and McDonnell, who constitute a majority of the Board, are independent directors as defined in the listing standards for the Nasdaq National Market.


Board of Directors Meetings and Standing Committee Meetings

Meetings

     The Board of Directors held eight meetings and took action by unanimous written consent twice during the fiscal year ended December 25, 2004. Beginning in 2004, the independent directors met at regularly scheduled executive sessions without management present. One executive session of the independent directors was held in 2004. The Board of Directors has established three standing committees, the Audit Committee, the Compensation Committee and the Nominating Committee. During the 2004 fiscal year, the Audit Committee held eight meetings, the Compensation Committee held two meetings and took action by unanimous written consent once and the Nominating Committee held four meetings. No director attended fewer than 75% of the aggregate of: (1) the total number of meetings of the Board of Directors and (2) the total number of meetings held by all committees on which such director served. It is the Company's policy to encourage directors to attend the Company's Annual Meeting. Four of the then five directors of the Company attended the 2004 Annual Meeting.

Audit Committee

     Messrs. Betts, McDonnell and Peffer serve as the members of the Audit Committee. Mr. McDonnell was Chairman of the Audit Committee during 2004. Mr. Peffer became Chairman of the Audit Committee in 2005. The Board of Directors has adopted a written charter for the Audit Committee. The functions of the Audit Committee include overseeing the Company's financial reporting processes on behalf of the Board, and appointing, and approving the fee arrangement with, the Company's independent registered public accounting firm. The Board of Directors has determined that Mr. Betts, Mr. Peffer and Mr. McDonnell are "audit committee financial experts" as defined by the SEC regulations implementing
Section 407 of the Sarbanes-Oxley Act of 2002. The Board of Directors has determined that all the members of the Audit Committee are independent (as defined by the listing standards of the Nasdaq National Market).


Compensation Committee

     Messrs. Betts (Chairman), Eller, Peffer and McDonnell serve as the members of the Compensation Committee. The primary responsibilities of the Compensation Committee are to make determinations with respect to compensation arrangements for the Company's executive officers and to administer the Company's benefit plans, including the Company's 2000 Equity Incentive Plan and the Company's Employee Stock Purchase Plan. The Board of Directors has determined that all the members of the Compensation Committee are independent (as defined by the listing standards of the Nasdaq National Market).




Nominating Committee

     Messrs. Betts, Eller (Chairman), Peffer and McDonnell serve as the members of the Nominating Committee. The Board of Directors has adopted a written charter for the Nominating Committee. A copy of the current Charter is attached as Appendix A to this Proxy Statement. The primary responsibilities of the Nominating Committee are to make recommendations to the Board concerning all nominees for Board membership, to recruit candidates for new directors as necessary to fill vacancies, to evaluate the qualifications and performance of incumbent directors and to establish and periodically re-evaluate criteria for

Board membership. The Board of Directors has determined that all the members of the Nominating Committee are independent (as defined by the listing standards of the Nasdaq National Market).

     In selecting candidates for nomination at the annual meeting of the Company's shareholders, the Nominating Committee begins by determining whether the incumbent directors whose terms expire at the meeting desire and are qualified to continue their service on the Board. The Nominating Committee is of the view that the continuing service of qualified incumbents promotes stability and continuity in the board room, giving the Board the familiarity and insight into the Company's affairs that its directors have accumulated during their tenure, while contributing to their work as a collective body. Accordingly, it is the policy of the Committee, absent special circumstances, to nominate qualified incumbent directors who continue to satisfy the Committee's criteria for membership on the Board, whom the Committee believes will continue to make a valuable contribution to the Board and who consent to stand for reelection and, if reelected, to continue their service on the Board. If there are Board vacancies and the Committee will not be re-nominating a qualified incumbent, the Nominating Committee will consider, and evaluate director candidates recommended by the Board, members of the Nominating Committee, management and any shareholder owning one percent or more of the Company's outstanding common shares.

     The Nominating Committee will use the same criteria to evaluate all director candidates, whether recommended by the Board, members of the Nominating Committee, management or a one percent shareholder. A shareholder owning one percent or more of the Company's outstanding shares may recommend director candidates for consideration by the Nominating Committee by writing to the Company Secretary, by facsimile at (345) 945-2197 or by mail at Garmin Ltd., 5th Floor, Harbour Place, P.O. Box 30464 SMB, 103 South Church Street, Grand Cayman, Cayman Islands. Any such recommendation must be delivered to the Company Secretary not less than 180 days prior to the annual meeting at which the candidate is proposed for consideration as a nominee. The recommendation must contain the proposed candidate's name, address, biographical data, a description of the proposed candidate's business experience, a description of the proposed candidate's qualifications for consideration as a director, a representation that the nominating shareholder is a beneficial or record owner of one percent or more of the Company's outstanding shares (based on the number of outstanding shares reported on the cover page of the Company's most recently filed Annual Report on Form 10-K) and a statement of the number of the Company's shares owned by such shareholder. The recommendation must also be accompanied by the written consent of the proposed candidate to be named as a nominee and to serve as a director of the Company if nominated and elected. A shareholder may not recommend him or herself as a director candidate.

     The Nominating Committee requires that a majority of the Company's directors be independent and that any independent director candidate meet the definition of an independent director under the listing standards of the Nasdaq National Market. The Nominating Committee also requires that at least one independent director qualifies as an audit committee financial expert. The Nominating Committee also requires that an independent director candidate should have either (a) at least ten years experience at a policy-making level or other level with significant decision-making responsibility in an organization or institution or (b) a high level of technical knowledge or business experience relevant to the Company's technology or industry. In addition, the Nominating Committee requires that an independent director candidate have such financial expertise, character, integrity, ethical standards, interpersonal skills and time to devote to Board matters as would reasonably be considered to be appropriate in order for the director to carry out his or her duties as a director.

     In evaluating a director candidate (including the nomination of an incumbent director), the Nominating Committee considers, among other things, whether the candidate meets the Committee's requirements for independent director candidates, if applicable. The Committee also considers a director candidate's skills and experience in the context of the perceived needs of the Board at the time of consideration. Additionally, in recommending an incumbent director for re-election, the Nominating Committee considers the nominee's prior service to the Company's Board and continued commitment to service on the Board.

Shareholder Communications with Directors

     The Board of Directors has established a process to receive communications from shareholders. Shareholders may communicate with the Board or with any individual director of the Company by writing to the Board or such individual director in care of the Company Secretary, by facsimile at (345) 945-2197 or by mail at Garmin Ltd., 5th Floor, Harbour Place, P.O. Box 30464 SMB, 103 South Church Street, Grand Cayman, Cayman Islands. All such communications must identify the author as a shareholder, state the number of shares owned by the author and state whether the intended recipients are all members of the Board or just certain specified directors. The Company Secretary will make copies of all such communication and send them to the appropriate director or directors.


Compensation Committee Interlocks and Insider Participation;
Certain Relationships

     None of the members of the Compensation Committee is, or has ever been, an officer or employee of the Company or any of its subsidiaries. During 2004, the Company had no compensation committee interlocks.

     Gene M. Betts, a director of Garmin, is a Senior Vice President of Sprint Corporation. Garmin International, Inc. made payments to Sprint Corporation in 2004 for cellular telephone services. These payments did not exceed 5% of either Garmin's consolidated gross revenues for the 2004 fiscal year or Sprint Corporation's consolidated gross revenues for its last full fiscal year.


Compensation of Directors

     Directors who are officers or employees of Garmin or its subsidiaries do not receive any fees or other compensation for service on the Board or its committees. Except as set forth below, no fees were paid during 2004 to any director or Named Executive Officer (as defined herein) of Garmin for service on any board of directors of any subsidiary of Garmin.

     Each director who is not an officer or employee of Garmin or its subsidiaries (a "Non-Management Director") is paid an annual retainer of $15,000. Each Non-Management Director who chairs a standing committee of the Board also receives an annual retainer of $1,500. In addition, each Non-Management Director is paid $1,000 for each Board meeting attended in person or $350 for attending a Board meeting convened by teleconference. For each Audit Committee meeting attended in person or convened by teleconference, each Non-Management Director is paid $1,000. For each Compensation Committee or Nominating Committee meeting convened on a separate day from a Board meeting, each Non-Management Director is paid $1,000 for each committee meeting attended in person or $350 for attending a committee meeting convened by teleconference. Directors are also reimbursed for reasonable travel expenses for attending Board and Committee meetings.

     The Non-Management Directors may also be granted awards, including among others, options to buy Garmin Common Shares, pursuant to the 2000 Non-Employee Directors' Option Plan, as determined by the Committee (as defined in such plan).

     Each year at the Annual Meeting, each Non-Management Director will automatically be granted an option for a number of shares equal to four times the annual retainer divided by the fair market value of a share on the grant date. If a Non-Management Director first joins the Board at a time other than the Annual Meeting, he or she will receive a pro-rata grant for that year. The per-share option price will be 100% of the fair market value of a share on the grant date. The option will vest in equal installments over three years, subject to acceleration in the event the Non-Management Director terminates his or her directorship on account of death, disability or an involuntary termination within one year after a change of control of Garmin. These options will have a term of 10 years, subject to earlier termination on certain terminations of the director's service on the Board.

     In 2004 Mr. Betts, Dr. Eller and Mr. McDonnell (who were directors at the date of the 2004 Annual Meeting) each received an automatic grant of options to purchase 1,764 of the Company's Common Shares. Mr. Peffer, who was appointed as a director in August 2004, received a pro rata grant of options to purchase 1,329 of the Company's Common Shares.

     Under Taiwan banking practice, the directors of a company are generally required to personally guarantee the company's loans and mortgages. During 2004, Dr. Kao, as directors of Garmin Corporation, received compensation from Garmin Corporation in the amount of $50,011 for his personal guarantee of Garmin Corporation's obligations.


                                  AUDIT MATTERS

Report of Audit Committee

     The Audit Committee reviewed and discussed the Company's audited consolidated financial statements for the fiscal year ended December 25, 2004 with management and with Ernst & Young LLP, the independent registered public accounting firm retained by the Company to audit its financial statements. The Audit Committee received and reviewed management's representation and the opinion of the independent registered public accounting firm that the Company's audited financial statements were prepared in accordance with United States generally accepted accounting principles. The Audit Committee also discussed with the independent registered public accounting firm during the 2004 fiscal year the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees), as amended, and other standards of the Public Company Accounting Oversight Board, rules of the Securities and Exchange Commission and other applicable regulations.

     The Audit Committee received from Ernst & Young LLP the written disclosures and the letter required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed with Ernst & Young LLP the independence of their firm.

     During 2004, management completed the documentation, testing and evaluation of the Company's system of internal control over financial reporting in response to the requirements set forth in Section 404 of the Sarbanes-Oxley Act of 2002 and related regulations. The Audit Committee was kept apprised of the progress of the evaluation and received periodic updates provided by management and Ernst & Young LLP at Committee meetings. At the conclusion of the process, the Committee received and reviewed management's assessment of the effectiveness of the Company's internal control over financial reporting as of December 25, 2004 and Ernst & Young's Report of Independent Registered Public Accounting Firm on Internal Control over Financial Reporting.

     Based upon the review and discussions referenced above, the Audit Committee recommended to the Company's Board of Directors, and the Board of Directors approved, that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 25, 2004, for filing with the Securities and Exchange Commission.

Audit Committee

Thomas A. McDonnell, Chairman
Gene M. Betts
Charles W. Peffer


Principal Accounting Firm Fees

                  The following table sets forth the aggregate fees billed to Garmin for the fiscal year ended December 25, 2004 and the fiscal year ended December 27, 2003 by Garmin's principal accounting firm, Ernst & Young LLP:

                                              2004                 2003
                                              ----                 ----

Audit Fees..... .......................$    832,438           $  393,351
Audit Related Fee..................... $    306,909 (a)(b)    $  123,016  (a)(b)
Tax Fees...............................$    450,022 (b)(c)    $  600,706  (b)(c)
All Other Fees.........................$         --           $    5,000  (b)

                Total:                 $  1,589,369           $1,122,073


(a) Audit related fees for 2004 and 2003 comprise primarily fees for financial statements audits of employee benefit plans, internal controls review, transaction due diligence, audit publications and preparation for audit committee meetings.

(b) The Audit Committee has concluded that the provision of these services is compatible with maintaining the independence of Ernst & Young LLP.

(c) Tax fees for 2004 comprise $397,362 for tax compliance/preparation and $52,660 for tax planning and tax advice. Tax fees for 2003 comprise $277,186 for tax compliance/preparation and $323,520 for tax planning and tax advice.


     The Audit Committee has appointed Ernst & Young LLP to serve as independent registered public accounting firm to audit the Company's financial statements for the fiscal year ending December 31, 2005. Representatives of Ernst & Young LLP will be present at the Annual Meeting. They will have the opportunity to make a statement if they desire and will be available to respond to appropriate questions.


Pre-Approval of Services Provided by the Independent Auditor

     The Audit Committee has adopted a policy that requires advance approval by the Committee of all audit, audit-related, tax services and other services performed by Ernst & Young LLP. The policy provides for pre-approval by the Audit Committee annually of specifically defined audit and non-audit services up to specifically defined fee levels. Unless the specific service has been previously pre-approved with respect to that year, the Audit Committee must approve the permitted service before Ernst & Young LLP is engaged to perform it. The Audit Committee has delegated to the Committee Chairman authority to approve permitted services provided that the Chairman reports any such approval decisions to the Committee at its next meeting.

                         EXECUTIVE COMPENSATION MATTERS


Compensation Committee Report on Executive Compensation

     Compensation Principles

     The Compensation Committee's executive compensation philosophy is based on the belief that fair, reasonable and competitive compensation is essential to attract, motivate and retain highly qualified and industrious executives. In executing its compensation policy, the Compensation Committee seeks to relate compensation with the Company's financial performance and business objectives and reward high levels of individual performance while adhering to the philosophy established by the Company's founders which is to foster a team environment where executive compensation is fair and equitable but not disproportionate relative to that of other employees.

     Executive Compensation Program

     The compensation of the Company's executive officers consists of three principal elements: base salary, cash bonus and awards under the 2000 Equity
Incentive Plan. In determining the annual base salaries for the Company's executives for 2004, the Compensation Committee reviewed the contribution of each executive along with that of the Company's non-executive key employees. In determining the annual base salaries, cash bonuses and stock option awards for executives other than Dr. Kao, the Compensation Committee considered the recommendations of Dr. Kao and each executive's position, skills, responsibilities, achievements and tenure with the Company.

     Discretionary cash bonuses are awarded based on growth in total Company revenues and net earnings and other factors such as new product introductions and innovations and the contribution of the executive to such achievements and the assumption of new management responsibilities. Cash bonuses to executives for 2004 were in the range of 6% to 10% of base salary.

     Executive officer compensation also includes long-term incentives afforded by options to purchase shares of the Company's Common Shares pursuant to the 2000 Equity Incentive Plan. The purposes of the Company's 2000 Equity Incentive Plan are to strengthen key employees' commitment to the success of the Company, to stimulate employee efforts on behalf of the Company, and to help the Company attract new employees with skills which are in high demand and retain existing key employees. Although the plan also permits the award of restricted shares, bonus shares, deferred shares, stock appreciation rights, performance units and performance shares, no such awards have been made under the plan. Awards of stock options during the year under the Company's 2000 Equity Incentive Plan are made at the grant date fair market value of the Company's Common Shares as quoted on the Nasdaq National Market. Making the awards at the grant date fair market value ensures that the options only become valuable upon the continued appreciation of the Company's share price. Messrs. Etkind, Kelley, Pemble and Rauckman received stock option grants in 2004 based upon their contribution to the Company's long-term growth and profitability. Stock option grants to executive officers in 2004 ranged from 7,500 shares to 12,000 shares. The total number of stock options granted to executive officers in 2004 represented 5.6% of the total number of stock options granted to employees.

     Chief Executive Officer's Compensation

     A base salary of $230,001 for Dr. Kao was determined in the same manner as the salaries of the Company's other executive officers. No options or cash bonus were awarded to Dr. Kao since he has a significant ownership interest in the Company and, therefore, already has a motivation to maximize shareholder value.

     Deductibility of Compensation

     Section 162(m) of the Internal Revenue Code limits a public company's deduction for federal income tax purposes of compensation expense in excess of $1 million paid to the executive officers named in the company's summary compensation table. Performance-based compensation which meets the requirements of Section 162(m) is excluded from the compensation subject to the $1 million deduction limitation. The Company believes it has taken the steps required to exclude from calculation of the $1 million compensation expense limitation any performance-based awards granted under the 2000 Equity Incentive Plan to the executive officers listed in the Summary Compensation Table of this Proxy Statement.

Compensation Committee
Gene M. Betts (Chairman)
Donald H. Eller
Thomas A. McDonnell
Charles W. Peffer


Stock Performance Graph

         The following graph illustrates the cumulative total shareholder return (rounded to the nearest whole dollar) of Garmin Common Shares during the period beginning December 8, 2000 (the date of Garmin's initial public offering) through December 31, 2004, and compares it to the cumulative total return on the Nasdaq Composite Total Return Index (U.S.) and the Nasdaq 100 Index. The comparison assumes a $100 investment on December 8, 2000, in Garmin Common Shares and in each of the foregoing indices and assumes reinvestment of dividends.


                            [Stock Performance Graph]



                Garmin Limited       Garmin Limited       NASDAQ      NASDAQ Composite Index    NASDAQ 100       NASDAQ 100 Index

12/8/00             14                  100              2917.43               100                67.33                  100
12/31/00            19.4                139              2470.52                85                 57.8                   86
12/31/01            20.95               150               1950.4                67                38.53                   57
12/31/02            28.79               206              1335.51                46                24.13                   36
12/31/03            54.01               386              2003.37                69                36.11                   54
12/31/04            60.84               435              2175.44                75                39.92                   59



Summary Compensation Table

     The following table sets forth information about the compensation earned in the fiscal years ended December 25, 2004, December 27, 2003 and December 28, 2002 by the Chief Executive Officer and our other executive officers (collectively, the "Named Executive Officers").



                                                                                         Long-Term
                                                                                        Compensation
                                                 Annual Compensation(1)                    Awards
                                      ---------------------------------------------  -------------------
                                                                                         Securities
         Name and                                                                        Underlying
         Principal                                                 Other Annual           Options/             All Other
         Position             Year       Salary       Bonus        Compensation             SARs             Compensation
                                          ($)         ($)(2)           ($)                  (#)                   ($)
------------------------------------------------------------------------------------------------------------------------------
Min H. Kao, Ph.D.             2004    230,001          2,391(3)      50,511(4)             ---                  23,612(5)
    Chairman and CEO          2003    214,835            203         48,516                ---                  22,122(6)
                              2002    190,654            203         48,288                ---                  20,146


Gary L. Burrell               2004     37,201            216         33,233                ---                   3,738(8)
    Former                    2003     37,201            216         48,516                ---                   3,738
    Co-Chairman and           2002    168,834            203         48,788                ---                  18,039
    Co-CEO(7)

Andrew R. Etkind              2004    207,001         20,203            ---              10,000                 21,362(9)
   General Counsel and        2003    190,000         20,305            ---               8,500                 20,622(10)
   Secretary                  2002    175,154         20,203            ---               8,500                 19,606

Clifton A. Pemble             2004    200,001         22,391(11)      3,000(12)          12,000                 21,362(13)
   Director of                2003    175,000         20,203          1,500              10,000                 20,424
   Engineering, Garmin        2002    155,004         20,203          3,000              10,000                 18,577
   International, Inc.

Kevin Rauckman                2004    171,000         15,311(14)        ---              10,000                 20,541(15)
   Chief Financial Officer    2003    154,000         15,203            ---               7,500                 18,774
   and Treasurer              2002    145,005         15,203            ---               7,500                 17,497

Gary Kelley                   2004    161,701         10,203            ---               7,500                 19,676(16)
   Director of Marketing,     2003    154,000         10,203            ---               6,500                 18,474
   Garmin International,      2002    146,305         22,703            ---               7,500                 18,775
    Inc.

------------------------------------------------------------------------------------------------------------------------------


(1) All compensation paid to the Named Executive Officers was paid by Garmin International, Inc. to such Named Executive Officers in their capacities as officers and employees of Garmin International, Inc., except that the other annual compensation amounts for Dr. Kao and Mr. Burrell include compensation to each from Garmin Corporation in the following amounts: 2004 -- $50,011 for Dr. Kao and $33,233 for Mr. Burrell, 2003 -- $48,516 for both, and 2002 -- $48,288 for both. Under Taiwan banking practice, the directors of a company are generally required to personally guarantee the company's loans and mortgages. These amounts from Garmin Corporation were paid as compensation for the personal guarantees of Garmin Corporation's obligations by Dr. Kao and Mr. Burrell.

(2) Includes a holiday bonus paid to all employees in a fixed net amount of $200. This holiday bonus is grossed up to cover taxes (including Social Security and Medicare taxes) on the bonus.

(3) Includes a bonus payment of $2,188.19 payable to an employee upon 15 years of service.

(4) Includes $500 in incentive payments for inventions by Dr. Kao for which patent applications were filed.

(5) All other compensation for Dr. Kao comprises a contribution to his account under Garmin International, Inc.'s 401(k) plan of $12,000, a contribution to his account under Garmin International, Inc.'s pension plan of $11,472.60, and premiums on life insurance of $139.50.

(6) An error was discovered in the 2003 all other compensation figure for Dr. Kao as reported in the 2004 Proxy Summary Compensation Table. The correct figure for 2003 all other compensation is $22,122, not the $23,024 figure noted in the 2004 Summary Compensation Table.

(7) Mr. Burrell retired as Co-Chairman on August 15, 2004 and as Co-CEO on August 24, 2002.

(8) All other compensation for Mr. Burrell comprises a contribution to his account under Garmin International, Inc.'s 401(k) plan of $1,953.12, a contribution to his account under Garmin International, Inc.'s pension plan of $1,717.64, and premiums on life insurance of $67.36.

(9) All other compensation for Mr. Etkind comprises a contribution to his account under Garmin International, Inc.'s 401(k) plan of $9,750, a contribution to his account under Garmin International, Inc.'s pension plan of $11,472.60, and premiums on life insurance of $139.50.

(10) An error was discovered in the 2003 all other compensation figure for Mr. Etkind as reported in the 2004 Proxy Summary Compensation Table. The correct figure for 2003 all other compensation is $20,622, not the $21,240 figure noted in the Summary Compensation Table included in the proxy statement for the 2004 Annual Meeting.

(11) Includes a bonus payment of $2,188.19 payable to an employee upon 15 years of service.

(12) Comprised of incentive payments for inventions by Mr. Pemble for which patent applications were filed.

(13) All other compensation for Mr. Pemble comprises a contribution to his account under Garmin International, Inc.'s 401(k) plan of $9,750, a contribution to his account under Garmin International, Inc.'s pension plan of $11,472.60, and premiums on life insurance of $139.50.

(14) Includes a bonus payment in the amount of $108 payable to an employee upon 5 years of service.

(15) All other compensation for Mr. Rauckman comprises a contribution to his account under Garmin International, Inc.'s 401(k) plan of $9,750, a contribution to his account under Garmin International, Inc.'s pension plan of $10,651.30, and premiums on life insurance of $139.50.

(16) All other compensation for Mr. Kelley comprises a contribution to his account under Garmin International, Inc.'s 401(k) plan of $9,750, a contribution to his account under Garmin International, Inc.'s pension plan of $9,786.81, and premiums on life insurance of $139.50.






Option/SAR Grants in Last Fiscal Year

                  The following table sets forth information about the options to acquire Garmin Common Shares granted the Named Executive Officers during 2004.


----------------------------------------------------------------------------------------------------------------
                                                                                         Potential Realizable
                                                                                           Value at Assumed
                                                                                         Annual Rates of Share
                                                                                        Price Appreciation for
                                                                                            Option Term(3)

                                   Individual Grants
----------------------------------------------------------------------------------------------------------------
                                         Percent of Total
                          Number of        Options/SARs
                          Securities        Granted to
                          Underlying       Employees in     Exercise or
                         Options/SARs     Fiscal Year(2)     Base Price    Expiration
        Name              Granted(1)                           ($/Sh)         Date         5% ($)     10% ($)
----------------------------------------------------------------------------------------------------------------

Min H. Kao                           N/A               N/A            N/A           N/A          N/A        N/A
Gary L. Burrell                      N/A               N/A            N/A           N/A          N/A        N/A
Clifton A. Pemble                 12,000              1.7%          39.88       9/23/14     $300,960   $762,720
Andrew R. Etkind                  10,000              1.4%          39.88       9/23/14     $250,800   $635,600
Kevin Rauckman                    10,000              1.4%          39.88       9/23/14     $250,800   $635,600
Gary Kelley                        7,500              1.1%          39.88       9/23/14     $188,100   $476,700
----------------------------------------------------------------------------------------------------------------

(1) The options were granted on September 23, 2004 under Garmin's 2000 Equity Incentive Plan. The options become exercisable in equal increments over five years, subject to accelerated vesting in the case of certain events occurring within one year after a change of control of Garmin.

(2) Options for a total of 697,267 Garmin Common Shares were granted to eligible employees in 2004.

(3) The 5% and 10% assumed annual rates of compounded stock price appreciation are permitted by rules of the SEC and do not represent Garmin's estimate or projection of future prices of its Common Shares. The actual value realized may be greater or less than the potential realizable values set forth in the table.



Aggregated Option/SAR Exercises in Last Fiscal Year and FY-End Option/SAR Values

     The following table gives aggregated information about the Named Executive Officers' exercises during 2004 of options to purchase Garmin Common Shares and shows the number and value of their exercisable and unexercisable options at December 25, 2004, Garmin's fiscal year end.



------------------------------------------------------------------------------------------------
                                                        Number of
                                                       Securities         Value of Unexercised
                                                       Underlying              In-the-Money
                           Shares                      Unexercised             Options/SARs
                          Acquired                    Options/SARs                 At
                             on          Value             At             December 25, 2004
         Name             Exercise     Realized       December 25,              ($)(1)
                             (#)          ($)           2004(#)

                                                      Exercisable/            Exercisable/
                                                    Unexercisable            Unexercisable

-------------------------------------------------------------------------------------------------
Min H. Kao                       N/A           N/A                N/A                         N/A
Gary L. Burrell                  N/A           N/A                N/A                         N/A
Clifton A. Pemble                N/A           N/A      27,000/41,000       $1,132,310/$1,139,810
Andrew R. Etkind                 N/A           N/A      14,300/29,700           $548,012/$732,348
Kevin Rauckman                   N/A           N/A      16,000/26,500           $645,015/$631,510
Gary Kelley                    2,000        80,240       9,800/24,200           $369,341/$620,864
-------------------------------------------------------------------------------------------------

(1) The dollar values in this column are calculated by multiplying (a) the difference between the fair market value of the shares of Garmin Common Shares underlying the options on December 24, 2004 (the last trading day of the fiscal year) and the exercise price of the options by (b) the number of options held at year-end.




Employment Agreements

     Garmin does not have employment agreements with any of the Named Executive Officers.


Other Compensatory Plans

     Garmin and its subsidiaries maintain compensation plans for certain of their officers and employees. Certain of those plans have vesting provisions under which the plan participants do not have the right to receive all of the plan benefits allocated to their accounts until certain conditions have been satisfied. Described below are the portions of those plans in which the accounts of the officers named in the summary compensation table become vested as a result of their retirement from or termination of employment with the Company or a change in control of the Company.

         Garmin International, Inc. 401(k) and Pension Plan

     Effective January 1, 1990, Garmin International, Inc. established a retirement plan called a "money purchase pension plan" (the "Pension Plan"). Effective as of July 1, 2002, the Pension Plan was frozen and merged into a 401(k) plan. The Named Executive Officers, as employees of Garmin International, Inc., were covered by the Pension Plan prior to its merger into the 401(k) plan.

     Garmin International, Inc. sponsors a retirement plan which is sometimes called a "401(k) plan" (the "401(k) Plan") because of the section of the Internal Revenue Code which authorizes this type of plan. As noted above, the Pension Plan was merged into the 401(k) Plan effective July 1, 2002. Every employee of Garmin International, Inc. is eligible to participate in the 401(k) Plan as of the first January 1 or July 1 after he or she reaches age 21 and completes three months of service. Participants can elect to make pre-tax contributions to the 401(k) Plan from their eligible compensation, up to the limits imposed by law. Participants are fully vested in their pre-tax contributions and earnings on those contributions. In addition, Garmin International, Inc. makes a matching contribution for each participant equal to 75% of his or her pre-tax contributions up to 10% of the participant's eligible compensation. Garmin International, Inc. may also make a profit sharing contribution. Garmin International, Inc. has total discretion on whether to make any profit sharing contributions to the 401(k) Plan, and on the amount of such contribution, if any. If Garmin International, Inc. makes a profit sharing contribution to the 401(k) Plan, the maximum amount which each participant is entitled to receive is an amount equal to 3% of the participant's eligible compensation plus an amount equal to 3% multiplied by the amount by which the participant's eligible compensation exceeds 20% of the Taxable Wage Base. The Taxable Wage Base is defined as the maximum amount of compensation subject to social security tax on the first day of the current plan year. Participants become vested in their matching contributions, and earnings on those contributions, gradually over five years, and in their profit sharing contributions, and earnings on those contributions, gradually over seven years. Participants become fully vested automatically if they reach age 65, die or become disabled while they are still working for Garmin International, Inc. Participants are allowed to direct the investment of their accounts in a menu of authorized investment alternatives. Participants may direct the investment of their accounts up to 100% in Garmin Common Shares. Accounts are distributable when the participant terminates employment, retires, dies, becomes disabled, reaches age 59 1/2 or suffers a financial hardship. Participants may also be permitted to request a loan from their 401(k) Plan accounts. The 401(k) Plan is intended to be a tax-qualified plan under the Internal Revenue Code which means that participants are generally not taxed on contributions to the 401(k) Plan or earnings on those contributions until they are withdrawn from the 401(k) Plan, and that contributions by Garmin International, Inc. are tax deductible when made. The Named Executive Officers, as employees of Garmin International, Inc., are covered by this plan.

         Equity Incentive Plan

     Garmin's 2000 Equity Incentive Plan, which was approved by Garmin's shareholders on October 24, 2000, provides for grants of non-qualified stock options and incentive stock options. The 2000 Equity Incentive Plan also provides for grants of restricted shares, bonus shares, deferred shares, stock appreciation rights, performance units and performance shares. Employees of Garmin or any majority owned subsidiary are eligible for awards. The Compensation Committee selects the grantees and determines the terms of the awards granted. Generally, the exercise price of an option and the strike price of a stock appreciation right must be at least the fair market value of a share as of the grant date. The plan provides that vesting of outstanding awards will be accelerated if, within one year after a change in control of Garmin, Garmin terminates the grantee's employment (other than for death, disability or cause) or the grantee terminates the employment because of a diminution in compensation or status or a required move of 50 miles.


       PROPOSAL 2 - APPROVAL OF THE GARMIN LTD. 2005 EQUITY INCENTIVE PLAN


     Garmin believes that equity compensation aligns the interests of management and employees with the interests of other shareholders. Garmin currently provides for equity incentive compensation through the 2000 Equity Incentive Plan. As of March 31, 2005, 228,383 shares remained available for issuance under the 2000 Equity Incentive Plan. Stock options for a total of 697,267 Garmin shares were granted to employees in 2004. A new equity incentive plan (the "2005 Equity Incentive Plan") is being proposed for shareholder approval so that Garmin can continue to grant equity compensation to employees. A copy of the 2005 Equity Incentive Plan is attached as Appendix B to this Proxy Statement.

     The following general description of material features of the 2005 Equity Incentive Plan is qualified in its entirety by reference to the provisions of the 2005 Equity Incentive Plan set forth in Appendix B.

         Changes From 2000 Equity Incentive Plan

     Generally,  with the exceptions  noted  immediately  below, the 2005 Equity
Incentive Plan contains the same features, terms and conditions as the 2000 Equity Incentive Plan. Some of the material changes made to the 2005 Equity Incentive Plan from the 2000 Equity Incentive Plan are as follows:

o The Company changed the definition of "Change of Control" such that the shareholder approval alone of any merger, reorganization, consolidation or similar transaction will not be sufficient to constitute a Change of Control. The new definition requires the consummation of such a transaction for there to be a Change of Control. As discussed below, the occurrence of a Change of Control can accelerate the vesting and payout of awards granted under the 2005 Equity Incentive Plan.

o The Company modified the 2005 Equity Incentive Plan's definition of "Disabled" and "Disability" to comply with certain changes required by tax legislation enacted in 2004 relating to nonqualified deferred compensation arrangements.

o The 2005 Equity Incentive Plan does not permit Common Shares of the Company that are withheld by the Company for the payment of taxes (income or FICA) to be added back to the total number of shares authorized for issuance under the Plan.

o The Company added a provision in the 2005 Equity Incentive Plan to expressly permit the use of so-called "stock-for-stock" exercises as an acceptable method of exercising stock options. This exercise method essentially allows a grantee to exchange currently held shares as consideration for exercising a stock option while continuing to defer recognition of income, for tax purposes, on such exchanged shares.

o Stock Appreciation Rights granted under the 2005 Equity Compensation Plan will now be required to have an exercise price per share no less than the Fair Market Value of the underlying share of Garmin on the date the SAR is granted.



         General

     The 2005 Equity Incentive Plan provides for grants of non-qualified stock options and incentive stock options. The 2005 Equity Incentive Plan also provides for grants of restricted shares, bonus shares, deferred shares, stock appreciation rights, performance units and performance shares. The objectives of the Plan are to strengthen key employees' commitment to the success of the Company, to stimulate key employees' efforts on behalf of the Company and to help the Company attract new employees with the education, skills and experience we need and retain existing key employees.

         Eligibility and Limits on Awards

     Any employee of the Company or any majority owned subsidiary will be eligible to receive awards under the 2005 Equity Incentive Plan if it is approved by shareholders. Such eligible employees include officers of the Company or any majority owned subsidiary. As of April 1, 2005, there were five executive officers and approximately 2,600 employees other than executive officers who are eligible to receive awards. No determination has been made as to which of the Company's employees will receive grants under the 2005 Equity Compensation Plan, and, therefore the benefits to be allocated to any individual or to any group of employees are not presently determinable.

     The 2005 Equity Incentive Plan places limits on the maximum amount of awards that may be granted to any employee in any five (5) year period. Under the 2005 Equity Incentive Plan, no employee may receive awards of stock options, stock appreciation rights, restricted stock, bonus shares, performance units, performance shares or deferred shares that cover in the aggregate more than one million (1,000,000) shares in any five (5) year period.


         Administration

     The 2005 Equity Incentive Plan will be administered by the Board of Directors or the Compensation Committee of the Board of Directors (the "Committee"). The Board or Committee will select the eligible employees to whom awards will be granted and will set the terms of such awards, including any performance goals applicable to annual and long-term incentive awards. The Board or Committee has the authority to permit or require the deferral of payment of awards. The Board or Committee may delegate its authority under the 2005 Equity Incentive Plan to officers of the Company, subject to guidelines prescribed by the Board or Committee, but only with respect to employees who are not subject to Section 16 of the Exchange Act or Section 162(m) of the Internal Revenue Code.

         Shares Reserved for Awards

     The 2005 Equity Incentive Plan provides for up to 5,000,000 Common Shares to be used for awards. This represents approximately 4.6% of the Common Shares outstanding as of April 1, 2005. The shares may be newly issued shares and to the extent that any award under the 2005 Equity Incentive Plan is exercised, cashed out, terminates, expires or is forfeited without payment being made in the form of Common Shares, the shares subject to such award that were not so paid will again be available for distribution under the 2005 Equity Incentive Plan. However, any shares withheld for the purpose of satisfying any tax withholding obligation will be counted against the authorized limit and not be available for distributions. If a stock appreciation right award or a similar award based on the spread value of Common Shares is exercised, only the number of Common Shares issued, if any, will be considered delivered for the purpose of determining availability of shares for delivery under the 2005 Equity Incentive Plan. Unless otherwise determined by the Committee, stock options may be exercised by payment in cash or tendering Common Shares to the Company in full or partial payment of the exercise price.

     The number of Common Shares authorized for awards is subject to adjustment for changes in capitalization, reorganizations, mergers, stock splits, and other corporate transactions as the Board or the Compensation Committee determines to require an equitable adjustment.. The 2005 Equity Incentive Plan will remain in effect until all the shares available have been used to pay awards, subject to the right of the Board to amend or terminate the 2005 Equity Incentive Plan at any time.

                  General Terms of Awards

     The Board or the Committee will select the grantees and set the term of each award, which may not be more than ten years. The Board or the Compensation Committee has the power to determine the terms of the awards granted, including the number of shares subject to each award, the form of consideration payable upon exercise, the period in which the award may be exercised after termination of employment, and all other matters. The exercise price of an option and the strike price of a stock appreciation right must be at least the fair market value of a share as of the grant date, unless the award is replacing an award granted by an entity that is acquired by Garmin Ltd. or a subsidiary.

     The Board or the Committee will also set the vesting conditions of the award, except that vesting will be accelerated if, within one year after a change of control of Garmin Ltd., Garmin Ltd. terminates the grantee's employment (other than for death, disability or cause) or the grantee terminates employment for a "good reason" (i.e. because of a diminution in compensation or status or a required move of over 50 miles.

     Awards granted under the 2005 Equity Incentive Plan are not generally transferable by the grantee except in the event of the employee's death or unless otherwise required by law or provided in an award agreement. An award agreement may provide for the transfer of an award in limited circumstances to certain members of the grantee's family or a trust or trusts established for the benefit of such a family member. Any such transfer, if permitted under the award agreement, cannot be for consideration, other than nominal consideration. Other terms and conditions of each award will be set forth in award agreements, which can be amended by the Board or the Committee.

     The number and type of awards that will be granted under the 2005 Equity Incentive Plan is not determinable as the Board or Compensation Committee will make these determinations in its sole discretion.


Performance Awards

     Performance Unit and Performance Share awards may be granted under the 2005 Equity Incentive Plan. Such awards will be earned only if corporate, business unit or individual performance objectives over performance cycles, established by or under the direction of the Board or Committee, are met. The performance objectives may vary from participant to participant, group to group and period to period and may be based on internal or external requirements. Awards that are intended to constitute "qualified performance-based compensation" (see discussion below under the heading Federal Income Tax Consequences) will be based on satisfaction of performance objectives for one or more of the following: earnings per share, net income, return on equity, pro forma net income, return on designated assets, return on revenues, Fair Market Value (i.e., market price) per share, book value per share, and debt reduction. Awards may be paid in the form of cash, Common Shares or any combination thereof, as determined by the Board or Committee.

Restricted Stock

     Restricted Common Shares may also be awarded. The restricted shares will vest and become transferable upon the satisfaction of conditions set forth in the respective restricted share award agreement. Restricted share awards may be forfeited if, for example, the recipient's employment terminates before the award vests.

Bonus Shares and Deferred Shares

     The Board or Committee may grant Common Shares to participants from time-to-time as a bonus. Such shares may be paid on a current basis or may be deferred and paid in the future. The Board or the Committee may impose such conditions or restrictions on any such deferred shares as it may deem advisable including time-vesting restrictions and deferred payment features.

Stock Options

     The 2005 Equity Incentive Plan will permit the granting to eligible employees incentive stock options ("ISOs"), which qualify for special tax treatment, and nonqualified stock options. The exercise price for any stock option will not be less than the fair market value of a Common Share on the date of grant. No stock option may be exercised more than ten years after the date of grant.

Stock Appreciation Rights

                  Stock Appreciation Rights ("SARs") may be granted either singly (freestanding SARs) or in combination with underlying stock options (tandem SARs). SARs entitle the holder upon exercise to receive an amount in Common Shares equal in value to the excess of the fair market value of the shares covered by such right over the grant price. The grant price for SARs will not be less than the fair market value of the Common Shares on the SARs' date of grant. The payment upon a SAR exercise shall be solely in whole shares of equivalent value. Fractional shares will be rounded down to the nearest whole share with no cash consideration paid.

Change of Control Provisions

     The 2005 Equity Incentive Plan provides that, if, within the one-year period beginning on the date of a Change of Control (as defined in the 2005 Equity Incentive Plan) an employee separates from service with the Company or a majority owned subsidiary other than due to the Company terminating the employee's employment for cause or the employee resigning because of a diminution in compensation or status or a required move of over 50 miles, then, all stock options and SARs will become fully vested and immediately exercisable, the restrictions applicable to outstanding restricted stock, deferred shares, and other stock-based awards will lapse, and, unless otherwise determined by the Board or Committee, all deferred shares will be settled, and outstanding performance awards will be vested and paid out on a prorated basis, based on the maximum award opportunity of such awards and the number of months elapsed compared with the total number of months in the performance cycle. The Board or Committee may also make certain adjustments and substitutions in connection with a Change of Control or similar transactions or events as described under "Shares Reserved for Awards."


Equity Compensation Plan Information

     The following table gives information as of December 25, 2004 about the Common Shares that may be issued under all of the Company's existing equity compensation plans.



                             ----------------------------------------------------------------------------------------
                                          A                             B                            C
---------------------------------------------------------------------------------------------------------------------
                                                                                            Number of securities
                                                                                          remaining available for
 Plan Category                Number of securities to be        Weighted-average           future issuance under
                               issued upon exercise of          exercise price of           equity compensation
                                 outstanding options,         outstanding options,            plans (excluding
                                 warrants and rights           warrants and rights        securities reflected in
                                                                                                 column A)
---------------------------------------------------------------------------------------------------------------------
  Equity compensation
  plans approved by                   2,725,102                      $32.12                       933,268
  shareholders (1)
---------------------------------------------------------------------------------------------------------------------
  Equity compesation
  plans not approved by                  --                            --                           --
  shareholders
---------------------------------------------------------------------------------------------------------------------

  Total                               2,725,102                      $32.12                       933,268
---------------------------------------------------------------------------------------------------------------------



                  (1) Consists of the Garmin Ltd. 2000 Equity Incentive Plan, the Garmin Ltd. 2000 Non-Employee Directors' Option Plan and the Garmin Ltd. Employee Stock Purchase Plan.



Federal Income Tax Consequences

     Based on current provisions of the Internal Revenue Code and the existing regulations thereunder, the anticipated U.S. federal income tax consequences of stock options and SARs granted under the 2005 Equity Incentive Plan are as described below. The following discussion is not intended to be a complete discussion of applicable law and is based on the U.S. federal income tax laws as in effect on the date hereof:


Non-Qualified Stock Options

     An employee receiving a non-qualified option does not recognize taxable income on the date of grant of the non-qualified option, provided that the non-qualified option does not have a readily ascertainable fair market value at the time it is granted. In general, the employee must recognize ordinary income at the time of exercise of the non-qualified option in the amount of the difference between the fair market value of the Common Shares on the date of exercise and the option price. The ordinary income recognized will constitute compensation for which tax withholding generally will be required. The amount of ordinary income recognized by an employee will be deductible by the Company in the year that the employee recognizes the income if the Company complies with the applicable withholding requirement.

     Common Shares acquired upon the exercise of a non-qualified option will have a tax basis equal to their fair market value on the exercise date or other relevant date on which ordinary income is recognized, and the holding period for the Common Shares generally will begin on the date of exercise or such other relevant date. Upon subsequent disposition of the Common Shares, the employee will recognize long-term capital gain or loss if the employee has held the Common Shares for more than one year prior to disposition, or short-term capital gain or loss if the employee has held the Common Shares for one year or less.

     If an employee pays the exercise price, in whole or in part, with previously acquired Common Shares, the employee will recognize ordinary income in the amount by which the fair market value of the Common Shares received exceeds the exercise price. The employee will not recognize gain or loss upon delivering the previously acquired Common Shares to the Company. Common Shares received by an employee, equal in number to the previously acquired common shares exchanged therefore, will have the same basis and holding period for long-term capital gain purposes as the previously acquired Common Shares. Common Shares received by an employee in excess of the number of such previously acquired Common Shares will have a basis equal to the fair market value of the additional Common Shares as of the date ordinary income is recognized. The holding period for the additional Common Shares will commence as of the date of exercise or such other relevant date.


Incentive Stock Options

     Incentive Stock Options ("ISOs") are defined by Section 422 of the Internal Revenue Code.

     An employee who is granted an ISO does not recognize taxable income either on the date of grant or on the date of exercise. Upon the exercise of an ISO, the difference between the fair market value of the Common Shares received and the option price is, however, a tax preference item potentially subject to the alternative minimum tax.

     Upon disposition of Common Shares acquired from the exercise of an ISO, long-term capital gain or loss is generally recognized in an amount equal to the difference between the amount realized on the sale or disposition and the exercise price. However, if the employee disposes of the Common Shares within two years of the date of grant or within one year of the date of the transfer of the Common Shares to the employee (a "Disqualifying Disposition"), then the employee will recognize ordinary income, as opposed to capital gain, at the time of disposition. In general, the amount of ordinary income recognized will be equal to the lesser of (a) the amount of gain realized on the disposition, or
(b) the difference between the fair market value of the Common Shares received on the date of exercise and the exercise price. Any remaining gain or loss is treated as a short-term or long-term capital gain or loss, depending on the period of time the Common Shares have been held. The Company is not entitled to a tax deduction upon either the exercise of an ISO or the disposition of Common Shares acquired pursuant to the exercise of an ISO, except to the extent that the employee recognizes ordinary income in a Disqualifying Disposition. For alternative minimum taxable income purposes, on the later sale or other disposition of the Common Shares, generally only the difference between the fair market value of the Common Shares on the exercise date and the amount realized on the sale or disposition is includable in alternative minimum taxable income.

     If an  employee  pays  the  exercise  price,  in  whole  or in  part,  with previously acquired Common Shares, the exchange should not affect the ISO tax treatment of the exercise. Upon the exchange, and except as otherwise described herein, no gain or loss is recognized by the employee upon delivering previously acquired Common Shares to the Company as payment of the exercise price. The Common Shares received by the employee, equal in number to the previously acquired Common Shares exchanged therefore, will have the same basis and holding period for long-term capital gain purposes as the previously acquired Common Shares. The employee, however, will not be able to utilize the prior holding period for the purpose of satisfying the ISO statutory holding period requirements. Common Shares received by the employee in excess of the number of previously acquired Common Shares will have a basis of zero and a holding period which commences as of the date the Common Shares are transferred to the employee upon exercise of the ISO. If the exercise of any ISO is effected using Common Shares previously acquired through the exercise of an ISO, the exchange of the previously acquired Common Shares will be considered a disposition of the Common Shares for the purpose of determining whether a Disqualifying Disposition has occurred.

Stock Appreciation Rights

     To the extent that the requirements of the Internal Revenue Code are met, there are no immediate tax consequences to an employee when a SAR is granted. When an employee exercises the right to the appreciation in fair market value of shares represented by a SAR, payments made in Common Shares are normally includable in the employee's gross income for regular income tax purposes. The Company will be entitled to deduct the same amount as a business expense in the same year. The includable amount and corresponding deduction each equal the fair market value of the Common Shares payable on the date of exercise.

Deductibility of Awards

     Section 162(m) of the Internal Revenue Code places a $1,000,000 annual limit on the compensation deductible by the Company or a majority owned subsidiary paid to certain of its executives. The limit, however, does not apply to "qualified performance-based compensation." The Company believes that awards of stock options, SARs and certain other "performance-based compensation" awards under the 2005 Equity Incentive Plan will qualify for the performance-based compensation exception to the deductibility limit.

Deferred Compensation

     Any deferrals made under the 2005 Equity Incentive Plan, including awards granted under the plan that are considered to be deferred compensation, must satisfy the requirements of Section 409A of the Internal Revenue Code to avoid adverse tax consequences to participating employees. These requirements include limitations on election timing, acceleration of payments, and distributions. The Company intends to structure any deferrals and awards under the 2005 Equity Incentive Plan to meet the applicable tax law requirements.

Other Tax Consequences

     State tax consequences may in some cases differ from those described above. Awards under the 2005 Equity Incentive Plan will in some instances be made to employees who are subject to tax in jurisdictions other than the United States and may result in tax consequences differing from those described above.

Other Information

     If approved by shareholders, the 2005 Equity Incentive Plan will be effective June 3, 2005, and will remain in effect, subject to the right of the Board to amend or terminate the Plan (subject to certain limitations set forth in the Plan), at any time until all shares subject to it shall have been purchased or acquired according to the Plan's provisions. Any awards granted before the Plan is terminated may extend beyond the expiration date.

     The Board may amend the 2005 Equity Incentive Plan at any time, provided that no such amendment will be made without stockholder approval if such approval is required under applicable law, regulation, or stock exchange rule, or if such amendment would: (i) decrease the grant or exercise price of any stock option, SAR or other stock-based award to less than fair market value on the date of grant (except as discussed above under "Shares Reserved for Awards"), (ii) increase the number of Common Shares that may be distributed under the 2005 Equity Incentive Plan or adversely affect in any material way any Award previously granted under the Plan, without the written consent of the grantee of such Award.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL TO APPROVE THE 2005 EQUITY INCENTIVE PLAN.


                              SHAREHOLDER PROPOSALS

     To be properly brought before the Annual Meeting, a proposal must be either
(i) specified in the notice of the meeting (or any supplement thereto) given by or at the direction of the Board of Directors, (ii) otherwise properly brought before the meeting by or at the direction of the Board of Directors, or (iii) otherwise properly brought before the meeting by a shareholder.

     If a holder of Garmin Common Shares wishes to present a proposal for inclusion in Garmin's Proxy Statement for next year's annual general meeting of shareholders, such proposal must be received by Garmin on or before December 30, 2005. Such proposal must be made in accordance with Rule 14a-8 promulgated by the Securities and Exchange Commission and the interpretations thereof. Any such proposal should be sent to the Secretary of Garmin, P.O. Box 30464 SMB, 5th Floor, Harbour Place, 103 South Church Street, George Town, Grand Cayman, Cayman Islands.

     In order for a shareholder proposal that is not included in Garmin's Proxy Statement for next year's annual meeting of shareholders to be properly brought before the meeting, such proposal must be delivered to the Secretary and received at Garmin's executive offices no later than March 20, 2006 and such proposal must also comply with the procedures outlined below. The determination that any such proposal has been properly brought before such meeting is made by the officer presiding over such meeting.



             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Garmin's directors, executive officers and certain other officers, and persons, legal or natural, who own more than 10 percent of Garmin's Common Shares (collectively "Reporting Persons"), to file reports of their ownership of such shares, and the changes therein, with the SEC, and Garmin (the "Section 16 Reports"). Based solely on a review of the Section 16 reports for 2004 and any amendments thereto furnished to Garmin, all Section 16 Reports for fiscal year 2004 were timely filed by the Reporting Persons.


          HOUSEHOLDING OF ANNUAL MEETING MATERIALS FOR BROKER CUSTOMERS

     Pursuant to the rules of the Securities and Exchange Commission, services that deliver Garmin's communications to shareholders that hold their shares through a bank, broker or other nominee holder of record may deliver to multiple shareholders sharing the same address a single copy of Garmin's Annual Report and Proxy Statement. Garmin will promptly deliver upon written or oral request a separate copy of the Annual Report and/or Proxy Statement to any shareholder at a shared address to which a single copy of the documents was delivered. Written requests should be made to Garmin Ltd., c/o Garmin International, Inc., 1200 East 151st Street, Olathe, Kansas 66062, Attention: Debbie Pollard, and oral requests may be made by calling Debbie Pollard at (913) 397-8200. Any shareholder who wants to receive separate copies of the Proxy Statement or Annual Report in the future, or any shareholder who is receiving multiple copies and would like to receive only one copy per household, should contact the shareholder's bank, broker or other nominee holder of record.

                                  OTHER MATTERS

     The Board of Directors knows of no other matters that are expected to be presented for consideration at the Annual Meeting. However, if other matters properly come before the meeting, it is intended that persons named in the accompanying proxy will vote on them in accordance with their best judgment.


     Garmin will furnish without charge upon written request a copy of Garmin's Annual Report on Form 10-K. The Annual Report on Form 10-K includes a list of all exhibits thereto. Garmin will furnish copies of such exhibits upon written request therefor and payment of Garmin's reasonable expenses in furnishing such exhibits. Each such request must set forth a good faith representation that, as of the Record Date, the person making such request was a beneficial owner of Common Shares entitled to vote at the Annual Meeting. Such written request should be directed to the Secretary of Garmin, c/o Garmin International, Inc., 1200 East 151st Street, Olathe, Kansas 66062. The Annual Report on Form 10-K is available at www.garmin.com and is also available through the SEC's Internet site at www.sec.gov.


                                            By Order of the Board of Directors

                                            /s/ Andrew R. Etkind

April 29, 2005                              Andrew R. Etkind
                                            General Counsel and Secretary

                                   APPENDIX A

                                   GARMIN LTD.

                          NOMINATING COMMITTEE CHARTER

                  (Amended and Restated as of December 6, 2004)


PURPOSE

     The Nominating Committee is appointed by the Board of Directors (the "Board") of Garmin Ltd. for the purpose of identifying persons qualified to become Board members and recommending to the Board the nominees to be proposed for election as Directors at each annual meeting of the shareholders.


COMMITTEE MEMBERS

     The Nominating Committee shall be comprised of three or more members of the Board who qualify as "independent directors" under the rules of the Nasdaq Stock Market. One member of the Committee shall be appointed as Chairman.


COMMITTEE MEETINGS

     The Committee will meet at least once a year, with authority to convene additional meetings as circumstances require. The Committee may invite members of management and others to attend its meetings.


DUTIES AND RESPONSIBILITIES

                  The Committee has the following duties:

                  1. Make recommendations to the Board of Directors concerning all nominees for Board membership, including the re-election of existing Board members.

                  2. Search for, recruit, screen, interview and select candidates for new directors as necessary to fill vacancies or the additional needs of the Board, and consider management's and shareholders' recommendations for director candidates;

                  3. Evaluate the qualifications and performance of incumbent directors and determine whether to recommend them for re-election to the Board;

                  4. Establish and periodically reevaluate criteria for Board membership and selection of new directors including independence standards;

                  5. Recommend to the Board removal of a director where appropriate;

                  6. Periodically make recommendations to the Board with respect to the size of the Board.


AUTHORITY

     The Nominating Committee shall have the authority to retain, and approve the fees and other retention terms of, director search and other advisors, as it deems necessary for the fulfillment of its responsibilities.

                                   APPENDIX B






                                   GARMIN LTD.



                           2005 EQUITY INCENTIVE PLAN

                                Table of Contents

                                                                            Page




Article 1. Establishment, Objectives and Duration............................B-4

      1.1.   Establishment of the Plan.......................................B-4
      1.2.   Objectives of the Plan..........................................B-4
      1.3.   Duration of the Plan............................................B-4

Article 2. Definitions.......................................................B-4


Article 3. Administration....................................................B-9

      3.1.   Board and Committee.............................................B-9
      3.2.   Powers of the Board.............................................B-9

Article 4. Shares Subject to the Plan.......................................B-10

      4.1.   Number of Shares Available.....................................B-10
      4.2.   Adjustments in Authorized Shares...............................B-11
      4.3.   Newly Issued Shares............................................B-12

Article 5. Eligibility and General Conditions of Awards.....................B-12

      5.1.   Eligibility....................................................B-12
      5.2.   Grant Date.....................................................B-12
      5.3.   Maximum Term...................................................B-12
      5.4.   Award Agreement................................................B-12
      5.5.   Restrictions on Share Transferability..........................B-12
      5.6.   Termination of Affiliation.....................................B-12
      5.7.   Nontransferability of Awards...................................B-14

Article 6. Stock Options....................................................B-15

      6.1.   Grant of Options...............................................B-15
      6.2.   Award Agreement................................................B-15
      6.3.   Option Price...................................................B-15
      6.4.   Grant of Incentive Stock Options...............................B-15
      6.5.   Exercise of Options............................................B-17

Article 7. Stock Appreciation Rights........................................B-17

      7.1.   Grant of SARs..................................................B-17
      7.2.   SAR Award Agreement............................................B-17
      7.3.   Exercise of SARs...............................................B-17
      7.4.   Expiration of SARs.............................................B-18
      7.5.   Payment of SAR Amount..........................................B-18

Article 8. Restricted Shares................................................B-18

      8.1.   Grant of Restricted Shares.....................................B-18
      8.2.   Award Agreement................................................B-18
      8.3.   Consideration..................................................B-18
      8.4.   Effect of Forfeiture...........................................B-18
      8.5.   Escrow; Legends................................................B-18

Article 9. Performance Units and Performance Shares.........................B-19

      9.1.   Grant of Performance Units and Performance Shares..............B-19

      9.2.   Value/Performance Goals........................................B-19
      9.3.   Payment of Performance Units and Performance Shares............B-19
      9.4.   Form and Timing of Payment of Performance Units and
             Performance Shares.............................................B-19

Article 10. Bonus Shares and Deferred Shares................................B-20

      10.1.  Bonus Shares...................................................B-20
      10.2.  Deferred Shares................................................B-20

Article 11. Beneficiary Designation.........................................B-20


Article 12. Rights of Employees.............................................B-20

      12.1.  Employment.....................................................B-20
      12.2.  Participation..................................................B-20

Article 13. Amendment, Modification, and Termination........................B-20

      13.1.  Amendment, Modification, and Termination.......................B-20
      13.2.  Adjustments Upon Certain Unusual or Nonrecurring Events........B-20
      13.3.  Awards Previously Granted......................................B-20

Article 14. Withholding.....................................................B-21

      14.1.  Mandatory Tax Withholding......................................B-21
      14.2.  Notification under Code Section 83(b)..........................B-21

Article 15. Equity Incentive Plans of Foreign Subsidiaries..................B-21


Article 16. Additional Provisions...........................................B-21

      16.1.  Successors.....................................................B-21
      16.2.  Gender and Number..............................................B-21
      16.3.  Severability...................................................B-21
      16.4.  Requirements of Law............................................B-22
      16.5.  Securities Law Compliance......................................B-22
      16.6.  No Rights as a Shareholder.....................................B-22
      16.7.  Nature of Payments.............................................B-22
      16.8.  Governing Law..................................................B-22

                                   GARMIN LTD.
                           2005 Equity Incentive Plan

Article 1. Establishment, Objectives and Duration

     1.1 Establishment of the Plan. Garmin Ltd., a Cayman Islands company (the "Company"), hereby establishes an incentive compensation plan to be known as the Garmin Ltd. 2005 Equity Incentive Plan (the "Plan"). The Plan was adopted by the Board of Directors of the Company (the "Board"), on March 1, 2005, and was approved by the shareholders of the Company on ________________, 2005. The Plan is effective as of __________________, 2005 (the "Effective Date").

     1.2 Objectives of the Plan. The Plan is intended to allow employees of the Company and its Subsidiaries to acquire or increase equity ownership in the Company, or to be compensated under the Plan based on growth in the Company's equity value, thereby strengthening their commitment to the success of the Company and stimulating their efforts on behalf of the Company, and to assist the Company and its Subsidiaries in attracting new employees and retaining existing employees. The Plan is also intended to optimize the profitability and growth of the Company through incentives which are consistent with the Company's goals; to provide incentives for excellence in individual performance; and to promote teamwork.

     1.3 Duration of the Plan. The Plan shall commence on the Effective Date and shall remain in effect, subject to the right of the Board to amend or terminate the Plan at any time pursuant to Article 13 hereof, until all Shares subject to it shall have been purchased or acquired according to the Plan's provisions.

Article 2. Definitions

     Whenever used in the Plan, the following terms shall have the meanings set forth below:

     2.1 "Article" means an Article of the Plan.

     2.2 "Award" means Options, Restricted Shares, Bonus Shares, Deferred Shares, SARs, Performance Units or Performance Shares granted under the Plan.

     2.3 "Award Agreement" means a written agreement by which an Award is evidenced.

     2.4 "Beneficial Owner" has the meaning specified in Rule 13d-3 of the SEC under the Exchange Act.

     2.5 "Board" has the meaning set forth in Section 1.1.

     2.6 "Bonus Shares" means Shares that are awarded to a Grantee without cost and without restrictions in recognition of past performance (whether determined by reference to another employee benefit plan of the Company or otherwise) or as an incentive to become an employee of the Company or a Subsidiary.

     2.7 "Cause" means, unless otherwise defined in an Award Agreement,

               (a) a Grantee's conviction of, plea of guilty to, or plea of nolo contendere to a felony or other crime that involves fraud, dishonesty or moral turpitude,

               (b) any willful action or omission by a Grantee which would constitute grounds for immediate dismissal under the employment policies of the Company or the Subsidiary by which Grantee is employed, including but not limited to intoxication with alcohol or illegal drugs while on the premises of the Company or any Subsidiary, or violation of sexual harassment laws or the internal sexual harassment policy of the Company or the Subsidiary by which Grantee is employed,

               (c) a Grantee's habitual neglect of duties, including but not limited to repeated absences from work without reasonable excuse, or

               (d) a Grantee's willful and intentional material misconduct in the performance of his duties that results in financial detriment to the Company or any Subsidiary;

provided, however, that for purposes of clauses (b), (c) and (d), Cause shall not include any one or more of the following: bad judgment, negligence or any act or omission believed by the Grantee in good faith to have been in or not opposed to the interest of the Company (without intent of the Grantee to gain, directly or indirectly, a profit to which the Grantee was not legally entitled). A Grantee who agrees to resign from his affiliation with the Company or a Subsidiary in lieu of being terminated for Cause may be deemed to have been terminated for Cause for purposes of this Plan.

     2.8 "Change of Control" means, unless otherwise defined in an Award Agreement, any one or more of the following:

               (a) any Person  other than (i) a  Subsidiary,  (ii) any  employee benefit plan (or any related trust) of the Company or any of its Subsidiaries or (iii) any Excluded Person, becomes the Beneficial Owner of 35% or more of the common shares of the Company or of Voting Securities representing 35% or more of the combined voting power of the Company (such a person or group, a "35% Owner"), except that (i) no Change of Control shall be deemed to have occurred solely by reason of such beneficial ownership by a corporation with respect to which both more than 60% of the common shares of such corporation and Voting Securities representing more than 60% of the aggregate voting power of such corporation are then owned, directly or indirectly, by the persons who were the direct or indirect owners of the common shares and Voting Securities of the Company immediately before such acquisition in substantially the same proportions as their ownership, immediately before such acquisition, of the common shares and Voting Securities of the Company, as the case may be and (ii) such corporation shall not be deemed a 35% Owner; or

               (b) the Incumbent Directors (determined using the Effective Date as the baseline date) cease for any reason to constitute at least a majority of the directors of the Company then serving; or

               (c) the consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of a merger, reorganization, consolidation, or similar transaction, or the sale or other disposition of all or substantially all (at least 40%) of the consolidated assets of the Company or a plan of liquidation of the Company (any of the foregoing transactions, a "Reorganization Transaction") which is not an Exempt Reorganization Transaction.

The definition of "Change of Control" may be amended at any time prior to the occurrence of a Change of Control, and such amended definition shall be applied to all Awards granted under the Plan whether or not outstanding at the time such definition is amended, without requiring the consent of any Grantee. Notwithstanding the occurrence of any of the foregoing events, (a) a Change of Control shall be deemed not to have occurred with respect to any Section 16 Person if such Section 16 Person is, by agreement (written or otherwise), a participant on such Section 16 Person's own behalf in a transaction which causes the Change of Control to occur and (b) a Change of Control shall not occur with respect to a Grantee if, in advance of such event, the Grantee agrees in writing that such event shall not constitute a Change of Control.

     2.9 "Change of Control Period" has the meaning set forth in Section 5.6(c).

     2.10 "Change of Control Value" means the Fair Market Value of a Share on the date of a Change of Control.

     2.11 "Code" means the Internal Revenue Code of 1986, as amended from time to time, and regulations and rulings thereunder. References to a particular section of the Code include references to successor provisions of the Code or any successor statute.

     2.12 "Company" has the meaning set forth in Section 1.1.

     2.13 "Deferred Shares" means Shares that are awarded to a Grantee on a deferred basis pursuant to Section 10.2

     2.14 "Disabled" or "Disability" means an individual (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months or
(ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than 3 months under a Company-sponsored accident and health plan. Notwithstanding the foregoing, with respect to an Incentive Stock Option, "Disability" means a permanent and total disability, within the meaning of Code Section 22(e)(3), as determined by the Board in good faith, upon receipt of medical advice from one or more individuals, selected by the Board, who are qualified to give professional medical advice.

     2.15 "Effective   Date"  has  the  meaning  set  forth  in  Section  1.1.

     2.16 "Eligible Person" means any employee (including any officer) of the Company or any Subsidiary, including any such employee who is on an approved leave of absence or has been subject to a disability which does not qualify as a Disability.

     2.17 "Exchange Act" means the Securities Exchange Act of 1934, as amended. References to a particular section of the Exchange Act include references to successor provisions.

     2.18 "Excluded Person" means any Person who, along with such Person's Affiliates and Associates (as such terms are defined in Rule 12b-2 of the General Rules and Regulations under the Exchange Act) is the Beneficial Owner of 15% or more of the Shares outstanding as of the Effective Date.

     2.19 "Exempt Reorganization Transaction" means a Reorganization Transaction which (i) results in the Persons who were the direct or indirect owners of the outstanding common shares and Voting Securities of the Company immediately before such Reorganization Transaction becoming, immediately after the consummation of such Reorganization Transaction, the direct or indirect owners of both more than 60% of the then-outstanding common shares of the Surviving Corporation and Voting Securities representing more than 60% of the aggregate voting power of the Surviving Corporation, in substantially the same respective proportions as such Persons' ownership of the common shares and Voting Securities of the Company immediately before such Reorganization Transaction, or
(ii) after such transaction, more than 50% of the members of the board of directors of the Surviving Corporation were Incumbent Directors at the time of the Board's approval of the agreement providing for the Reorganization Transaction or other action of the Board approving the transaction (or whose election or nomination was approved by a vote of at least two-thirds of the members who were members of the Board at that time).

     2.20 "Fair Market Value" means (A) with respect to any property other than Shares, the fair market value of such property determined by such methods or procedures as shall be established from time to time by the Board, and (B) with respect to Shares, the average of the high and low trading prices on such date on the NASDAQ National Market System (or, if no sale of Shares was reported for such date, on the next preceding date on which a sale of Shares was reported),

(i) if the Shares are not listed on the NASDAQ NMS, the average of the high and low trading prices of the Shares on such date on the New York Stock Exchange Composite Transactions Tape (or, if no sale of Shares was reported for such date, on the next preceding date on which a sale of Shares was reported), (ii) if the Shares are not listed on the NASDAQ NMS or the New York Stock Exchange, the average of the high and low trading prices of the Shares on such other national exchange on which the Shares are principally traded or as reported by the NASDAQ Stock Market, or similar organization, or if no such quotations are available, the average of the high bid and low asked quotations in the over-the-counter market; in either case for such date (or if no such transactions in Shares were reported for such date, on the next preceding date on which a sale of Shares was reported; or (iii) in the event that there shall be no public market for the Shares, the fair market value of the Shares as determined in good faith by the Board.

     2.21 "Freestanding SAR" means any SAR that is granted independently of any Option.

     2.22 "Good Reason" means any action by the Company or the Subsidiary employing a Grantee which results in any of the following without the Grantee's consent: (a) a material diminution or other material adverse change in the Grantee's position, authority or duties, (b) requiring the Grantee to be based at any office or location more than 50 miles from the location where he or she was previously based; (c) a material diminution in the Grantee's compensation in the aggregate, other than a diminution applicable to all similarly situated employees. A Grantee shall not have Good Reason to terminate his or her position unless, (1) within 60 days following the event or circumstance set forth above in (a), (b) or (c), the Grantee notifies the Company of such event or circumstance, (2) the Grantee gives the Company 30 days to correct the event or circumstance, and (3) the Company does not correct, in all material respects, such event or circumstance.

     2.23 "Grant Date" has the meaning set forth in Section 5.2.

     2.24 "Grantee" means an individual who has been granted an Award.

     2.25 "Including" or "includes" mean "including, without limitation," or "includes, without limitation", respectively.

     2.26 "Incumbent Directors" means, as of any specified baseline date, individuals then serving as members of the Board who were members of the Board as of the date immediately preceding such baseline date; provided that any subsequently-appointed or elected member of the Board whose election, or nomination for election by shareholders of the Company or the Surviving Corporation, as applicable, was approved by a vote or written consent of a majority of the directors then comprising the Incumbent Directors shall also thereafter be considered an Incumbent Director, unless the initial assumption of office of such subsequently-elected or appointed director was in connection with
(i) an actual or threatened election contest, including a consent solicitation, relating to the election or removal of one or more members of the Board, (ii) a "tender offer" (as such term is used in Section 14(d) of the Exchange Act), or
(iii) a proposed Reorganization Transaction.

     2.27 "Option" means an option granted under Article 6 of the Plan, including an incentive stock option.

     2.28 "Option Price" means the price at which a Share may be purchased by a Grantee pursuant to an Option.

     2.29 "Option Term" means the period beginning on the Grant Date of an Option and ending on the expiration date of such Option, as specified in the Award Agreement for such Option and as may, consistent with the provisions of the Plan, be extended from time to time by the Board prior to the expiration date of such Option then in effect.

     2.30  "Performance  Period"  has the  meaning  set  forth in  Section  9.2.

     2.31 "Performance Share" or "Performance Unit" has the meaning set forth in
Article 9.

     2.32 "Period of Restriction" means the period during which the transfer of Restricted Shares is limited in some way (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Board) or the Share are subject to a substantial risk of forfeiture, as provided in Article 8.

     2.33 "Person" shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a "group" as defined in Section 13(d) thereof.

     2.34   "Plan" has the meaning set forth in Section 1.1.

     2.35  "Plan   Committee"   has  the   meaning   set  forth  in  Article  3.

     2.36 "Reorganization Transaction" has the meaning set forth in Section 2.8(c).

     2.37 "Restricted Shares" means Shares that are subject to transfer restrictions and are subject to forfeiture if conditions specified in the Award Agreement applicable to such Shares are not satisfied.

     2.38 "Rule 16b-3" means Rule 16b-3 promulgated by the SEC under the Exchange Act, together with any successor rule, as in effect from time to time.

     2.39 "SAR" means a stock appreciation right and includes both Tandem SARs and Freestanding SARs.

     2.40 "SAR Term" means the period beginning on the Grant Date of a SAR and ending on the expiration date of such SAR, as specified in the Award Agreement for such SAR and as may, consistent with the provisions of the Plan, be extended from time to time by the Board prior to the expiration date of such SAR then in effect.

     2.41 "SEC" means the United States Securities and Exchange Commission, or any successor thereto.

     2.42 "Section" means, unless the context otherwise requires, a Section of the Plan.

     2.43 "Section 16 Person" means a person who is subject to obligations under
Section 16 of the Exchange Act with respect to transactions involving equity securities of the Company.

     2.44 "Share" means a common share, $0.01 par value, of the Company.

     2.45 "Subsidiary" means with respect to any Person (a) any corporation of which more than 50% of the Voting Securities are at the time, directly or indirectly, owned by such Person, and (b) any partnership or limited liability company in which such Person has a direct or indirect interest (whether in the form of voting power or participation in profits or capital contribution) of more than 50%. Solely with respect to a grant of an incentive stock option under the requirements of Section 422 of the Code, "Subsidiary" means a "subsidiary corporation" as defined in Section 424(f) of the Code.

     2.46 "Substitute Option" has the meaning set forth in Section 6.3.

     2.47 "Surviving Corporation" means the corporation resulting from a Reorganization Transaction or, if Voting Securities representing at least 50% of the aggregate voting power of such resulting corporation are directly or indirectly owned by another corporation, such other corporation.

     2.48 "Tandem SAR" means a SAR that is granted in connection with, or related to, an Option, and which requires forfeiture of the right to purchase an equal number of Shares under the related Option upon the exercise of such SAR; or alternatively, which requires the cancellation of an equal amount of SARs upon the purchase of the Shares subject to the Option.

     2.49  "Tax Withholding" has the meaning set forth in Section 14.1(a).


     2.50 "Termination of Affiliation" occurs on the first day on which an individual is for any reason no longer providing services to the Company or any Subsidiary in the capacity of an employee, or with respect to an individual who is an employee of a Subsidiary, the first day on which such Subsidiary ceases to be a Subsidiary. A Termination of Affiliation shall have the same meaning as a "separation from service" under Code Section 409A(2)(A)(i).

     2.51 "Voting Securities" of a corporation means securities of such corporation that are entitled to vote generally in the election of directors, but not including any other class of securities of such corporation that may have voting power by reason of the occurrence of a contingency.

Article 3. Administration

     3.1 Board and Committee. Subject to Article 13, and to Section 3.2, the Plan shall be administered by the Board, or a committee of the Board appointed by the Board to administer the Plan ("Plan Committee"). To the extent the Board considers it desirable for transactions relating to Awards to be eligible to qualify for an exemption under Rule 16b-3, the Plan Committee shall consist of two or more directors of the Company, all of whom qualify as "non-employee directors" within the meaning of Rule 16b-3. To the extent the Board considers it desirable for compensation delivered pursuant to Awards to be eligible to qualify for an exemption from the limit on tax deductibility of compensation under Section 162(m) of the Code, the Plan Committee shall consist of two or more directors of the Company, all of whom shall qualify as "outside directors" within the meaning of Code Section 162(m). The number of members of the Plan Committee shall from time to time be increased or decreased, and shall be subject to such conditions, including, but not limited to having exclusive authority to make certain grants of Awards or to perform such other acts, in each case as the Board deems appropriate to permit transactions in Shares pursuant to the Plan to satisfy such conditions of Rule 16b-3 or Code Section 162(m) as then in effect.

     Any references herein to "Board" are, except as the context requires otherwise, references to the Board or the Plan Committee, as applicable.

     3.2 Powers of the Board. Subject to the express provisions of the Plan, the Board has full and final authority and sole discretion as follows:

           (a) taking into consideration the reasonable recommendations of management, to determine when, to whom and in what types and amounts Awards should be granted and the terms and conditions applicable to each Award, including the Option Price, the Option Term, the benefit payable under any SAR, Performance Unit or Performance Share and whether or not specific Awards shall be granted in connection with other specific Awards, and if so whether they shall be exercisable cumulatively with, or alternatively to, such other specific Awards;

           (b) to determine the amount, if any, that a Grantee shall pay for Restricted Shares, whether and on what terms to permit or require the payment of cash dividends thereon to be deferred, when Restricted Shares (including Restricted Shares acquired upon the exercise of an Option) shall be forfeited and whether such shares shall be held in escrow;

           (c) to construe and interpret the Plan and to make all determinations necessary or advisable for the administration of the Plan;

           (d) to make, amend, and rescind rules relating to the Plan, including rules with respect to the exercisability and nonforfeitability of Awards upon the Termination of Affiliation of a Grantee;

           (e) to etermine the terms and conditions of all Award Agreements (which need not be identical) and, with the consent of the Grantee, to amend any such Award Agreement at any time, among other things, to permit transfers of such Awards to the extent permitted by the Plan; provided that the consent of the Grantee shall not be required for any amendment which (A) does not adversely affect the rights of the Grantee, or (B) is necessary or advisable (as determined by the Board) to carry out the purpose of the Award as a result of any new or change in existing applicable law;

               (f) to cancel, with the consent of the Grantee, outstanding Awards and to grant new Awards in substitution therefor;

               (g) to accelerate the exercisability (including exercisability within a period of less than six months after the Grant Date) of, and to accelerate or waive any or all of the terms and conditions applicable to, any Award or any group of Awards for any reason and at any time, including in connection with a Termination of Affiliation;

               (h) subject to Section 5.3, to extend the time during which any Award or group of Awards may be exercised;

               (i) to make such adjustments or modifications to Awards to Grantees who are working outside the United States as are advisable to fulfill the purposes of the Plan or to comply with applicable local law, and to authorize foreign Subsidiaries to adopt plans as provided in Article 15;

               (j) to delegate to any member of the Board or committee of Board members such of its powers as it deems appropriate, including the power to subdelegate, except that only a member of the Board of Directors of the Company (or a committee thereof) may grant Awards from time to time to specified categories of Eligible Persons in amounts and on terms to be specified by the Board; provided that no such grants shall be made other than by the Board of Directors of the Company or the Plan Committee to individuals who are then Section 16 Persons or other than by the Plan Committee to individuals who are then or are deemed likely to become a "covered employee" within the meaning of Code Section 162(m);

               (k) to delegate to officers, employees or independent contractors of the Company matters involving the routine administration of the Plan and which are not specifically required by any provision of this Plan of to be performed by the Board of Directors of the Company;

               (l) to delegate its duties and responsibilities under the Plan with respect to foreign Subsidiary plans, except its duties and responsibilities with respect to Section 16 Persons, and (A) the acts of such delegates shall be treated hereunder as acts of the Board and
          (B) such delegates shall report to the Board regarding the delegated duties and responsibilities;

               (m) to impose such additional terms and conditions upon the grant, exercise or retention of Awards as the Board may, before or concurrently with the grant thereof, deem appropriate, including limiting the percentage of Awards which may from time to time be exercised by a Grantee; and

               (n) to take any other action with respect to any matters relating to the Plan for which it is responsible.

               All determinations on any matter relating to the Plan or any Award Agreement may be made in the sole and absolute discretion of the Board, and all such determinations of the Board shall be final, conclusive and binding on all Persons. No member of the Board shall be liable for any action or determination made with respect to the Plan or any Award.

Article 4. Shares Subject to the Plan

               4.1 Number of Shares Available.

               (a) Plan Limit. Subject to adjustment as provided in Section 4.2, the number of Shares hereby reserved for delivery under the Plan is 5,000,000. The number of Shares that may be delivered pursuant to the exercise of Options or SARs is 5,000,000. The number of Shares over which Performance Units may be granted is 1,000,000. The maximum number of Shares that may be delivered as Restricted Shares is 1,000,000 and the maximum number of Bonus Shares that may be awarded is 500,000. If any Shares subject to an Award granted hereunder are forfeited or an Award or any portion thereof otherwise terminates or is settled without the issuance of Shares, or in the case of SARs and Performance Units, without the payment of cash, the Shares subject to such Award, to the extent of any such forfeiture, termination or settlement, shall again be available for grant under the Plan. The Board may from time to time determine the appropriate methodology for calculating the number of Shares issued pursuant to the Plan.

               (b) Individual Limit. No Grantee may be granted Options, SARs, Restricted Shares, Bonus Shares or Deferred Shares, Performance Units or Performance Shares in Shares, or in any combination thereof, relating to an aggregate number of Shares under the Plan that exceeds 1,000,000 shares in any 5-year period. If a previously granted Option, SAR, Performance Unit, or Performance Share is forfeited, canceled or repriced, such forfeited, canceled or repriced Option, SAR, Performance Unit, or Performance Share as the case may be, shall continue to be counted against the maximum number of Shares, SARs, Performance Units or Performance Shares that may be delivered to any Grantee over the life of the Plan.

          4.2 Adjustments in Authorized Shares.

               (a) Adjustment Principle. In the event that the Board determines that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, share split, reverse share split, subdivision, consolidation or reduction of capital, reorganization, merger, scheme of arrangement, split-up, spin-off or combination involving the Company or repurchase or exchange of Shares or other rights to purchase Shares or other securities of the Company, or other similar corporate transaction or event affects the Shares such that any adjustment is determined by the Board to be appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan, then the Board shall, in such manner as it may deem equitable, adjust any or all of (i) the number and type of Shares (or other securities or property of the Company or any Person that is a party to a Reorganization Transaction with the Company) with respect to which Awards may be granted, (ii) the number and type of Shares (or other securities or property of the Company or any Person that is a party to a Reorganization Transaction with the Company) subject to outstanding Awards, and (iii) the grant or exercise price with respect to any Award or, if deemed appropriate, make provision for a cash payment to the holder of an outstanding Award or the substitution of other property for Shares subject to an outstanding Award; provided, that the number of Shares subject to any Award denominated in Shares shall always be a whole number.

               (b) Example. By way of illustration, and not by way of limitation, the following illustrates how the foregoing adjustment principles would apply in the context of a stock split: Assume a Grantee holds an Option to purchase 1,000 shares of Company stock at an Option Price of $50 per share. Assume further that the Company completes a two-for-one stock split such that every stockholder on the requisite record date receives two shares of Company stock for every one share held on the record date. Pursuant to the adjustment principles set forth above in Section 4.2(a), the Grantee's Option would be adjusted such that, after such adjustment, the Grantee would hold an Option to purchase 2,000 shares of Company stock at an Option Price of $25 per share. All other terms and conditions of the Option would remain the same. Similar adjustment principles would apply to SARs, Performance Shares, Performance Units, Bonus Shares and Deferred Shares. This Section 4.2(b) is for illustrative purposes only, assumes hypothetical facts, and shall not, under any event or circumstance, be interpreted as the adjustment outcome with respect to specific factual situations.

          4.3 Newly Issued Shares. Shares delivered in connection with Awards may only be newly issued Shares.

Article 5. Eligibility and General Conditions of Awards

          5.1 Eligibility. The Board may grant Awards to any Eligible Person, whether or not he or she has previously received an Award.

          5.2 Grant Date. The Grant Date of an Award shall be the date on which the Board grants the Award or such later date as specified by the Board (i) in the Board's resolutions or minutes addressing the Award grants or (ii) in the Award Agreement.

          5.3 Maximum Term. Subject to the following proviso, the Option Term or other period during which an Award may be outstanding shall not extend more than 10 years after the Grant Date, and shall be subject to earlier termination as herein specified.

          5.4 Award Agreement. To the extent not set forth in the Plan, the terms and conditions of each Award (which need not be the same for each grant or for each Grantee) shall be set forth in an Award Agreement.

          5.5 Restrictions on Share Transferability. The Board may include in the Award Agreement such restrictions on any Shares acquired pursuant to the exercise or vesting of an Award as it may deem advisable, including restrictions under applicable federal securities laws.

          5.6 Termination of Affiliation. Except as otherwise provided in an Award Agreement (including an Award Agreement as amended by the Board pursuant to Section 3.2), and subject to the provisions of Section 13.1, the extent to which the Grantee shall have the right to exercise, vest in, or receive payment in respect of an Award following Termination of Affiliation shall be determined in accordance with the following provisions of this Section 5.6.

               (a) For Cause.  If a Grantee has a Termination of Affiliation for
          Cause:

                    (i) the Grantee's Restricted Shares and Deferred Shares that are forfeitable immediately before such Termination of Affiliation shall automatically be forfeited on such date, subject in the case of Restricted Shares to the provisions of
               Section 8.4 regarding repayment of certain amounts to the Grantee;

                    (ii) the Grantee's Deferred Shares that were vested immediately before such Termination of Affiliation shall promptly be settled by delivery to such Grantee of a number of unrestricted Shares equal to the aggregate number of such vested Deferred Shares, and

                    (iii) any  unexercised  Option or SAR,  and any  Performance
               Share or Performance Unit with respect to which the Performance Period has not ended immediately before such Termination of Affiliation, shall terminate effective immediately upon such Termination of Affiliation.

               (b) On Account of Death or Disability. If a Grantee has a Termination of Affiliation on account of death or Disability:

                    (i) the Grantee's  Restricted  Shares that were  forfeitable
               immediately   before  such   Termination  of  Affiliation   shall
               thereupon become nonforfeitable;

                    (ii) the  Grantee's  Deferred  Shares that were  forfeitable immediately before such Termination of Affiliation shall thereupon become nonforfeitable and the Company shall, unless otherwise provided in an Award Agreement, promptly settle all Deferred Shares, whether or not forfeitable, by delivery to the Grantee (or, after his or her death, to his or her personal representative or beneficiary designated in accordance with
               Article 11) of a number of unrestricted Shares equal to the aggregate number of the Grantee's Deferred Shares;

                    (iii) any unexercised Option or SAR, whether or not exercisable immediately before such Termination of Affiliation, shall be fully exercisable and may be exercised, in whole or in part, at any time up to one year after such Termination of Affiliation (but only during the Option Term or SAR Term, respectively) by the Grantee or, after his or her death, by (A) his or her personal representative or the person to whom the Option or SAR, as applicable, is transferred by will or the applicable laws of descent and distribution, or (B) the Grantee's beneficiary designated in accordance with Article 11; and

                    (iv) the benefit  payable  with  respect to any  Performance
               Share or Performance Unit with respect to which the Performance Period has not ended immediately before such Termination of Affiliation on account of death or Disability shall be equal to the product of the Fair Market Value of a Share as of the date of such Termination of Affiliation or the value of the Performance Unit specified in the Award Agreement (determined as of the date of such Termination of Affiliation), as applicable, multiplied successively by each of the following:

                         (A) a fraction, the numerator of which is the number of
                    months (including as a whole month any partial month) that have elapsed since the beginning of such Performance Period until the date of such Termination of Affiliation and the denominator of which is the number of months (including as a whole month any partial month) in the Performance Period; and

                         (B) a percentage  determined by the Plan Committee that
                    would be earned under the terms of the applicable Award Agreement assuming that the rate at which the performance goals have been achieved as of the date of such Termination of Affiliation would continue until the end of the Performance Period, or, if the Board elects to compute the benefit after the end of the Performance Period, the Performance percentage, as determined by the Board, attained during the Performance Period.

          (c) Change of Control Period. If a Grantee has a Termination of Affiliation during the period ("Change of Control Period") commencing on a Change of Control and ending on the first anniversary of the Change of Control, which Termination of Affiliation is initiated by the Company or a Subsidiary other than for Cause, or initiated by the Grantee for Good Reason, then

               (i) the Grantee's Restricted Shares that were forfeitable shall thereupon become nonforfeitable;

               (ii) the Grantee's Deferred Shares that were forfeitable shall thereupon become nonforfeitable and the Company shall immediately settle all Deferred Shares, whether or not previously forfeitable, by delivery to such Grantee of a number of unrestricted Shares equal to the aggregate number of the Grantee's Deferred Shares;

               (iii) any unexercised Option or SAR, whether or not exercisable on the date of such Termination of Affiliation, shall thereupon be fully exercisable and may be exercised, in whole or in part for ninety
          (90) days following such Termination of Affiliation (but only during the Option Term or SAR Term, respectively); and

               (iv) the Company shall immediately pay to the Grantee, with respect to any Performance Share or Performance Unit with respect to which the Performance Period has not ended as of the date of such Termination of Affiliation, a cash payment equal to the product of (A) in the case of a Performance Share, the Change of Control Value or (B) in the case of a Performance Unit, the value of the Performance Unit specified in the Award Agreement, as applicable, multiplied successively by each of the following:

                    (A) a  fraction,  the  numerator  of which is the  number of whole and partial months that have elapsed between the beginning of such Performance Period and the date of such Termination of Affiliation and the denominator of which is the number of whole and partial months in the Performance Period; and

                    (B) a  percentage  equal  to a  greater  of (x)  the  target percentage, if any, specified in the applicable Award Agreement or (y) the maximum percentage, if any, that would be earned under the terms of the applicable Award Agreement assuming that the rate at which the performance goals have been achieved as of the date of such Termination of Affiliation would continue until the end of the Performance Period.

          (d) Any Other Reason. If a Grantee has a Termination of Affiliation for any reason other than for Cause, death or Disability, and other than under the circumstances described in Section 5.6(c), then:

               (i) the Grantee's Restricted Shares and Deferred Shares, to the extent forfeitable immediately before such Termination of Affiliation, shall thereupon automatically be forfeited, subject in the case of Restricted Shares to the provisions of Section 8.4 regarding repayment of certain amounts to the Grantee;

               (ii) the Grantee's Deferred Shares that were not forfeitable immediately before such Termination of Affiliation shall promptly be settled by delivery to the Grantee of a number of unrestricted Shares equal to the aggregate number of the Grantee's vested Deferred Shares;

               (iii) any unexercised Option or SAR, to the extent exercisable immediately before such Termination of Affiliation, shall remain exercisable in whole or in part for ninety (90) days after such Termination of Affiliation (but only during the Option Term or SAR Term, respectively) by the Grantee or, after his or her death, by (A) his or her personal representative or the person to whom the Option or SAR, as applicable, is transferred by will or the applicable laws of descent and distribution, or (B) the Grantee's beneficiary designated in accordance with Article 11; and

               (iv) any Performance Shares or Performance Units with respect to which the Performance Period has not ended as of the date of such Termination of Affiliation shall terminate immediately upon such Termination of Affiliation.

     5.7  Nontransferability of Awards.

          (a) Except as provided in Section 5.7(c) below, each Award, and each right under any Award, shall be exercisable only by the Grantee during the Grantee's lifetime, or, if permissible under applicable law, by the Grantee's guardian or legal representative.

          (b) Except as provided in Section 5.7(c) below, no Award (prior to the time, if applicable, Shares are issued in respect of such Award), and no right under any Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Grantee otherwise than by will or by the laws of descent and distribution and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Subsidiary; provided, that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.

          (c) To the extent and in the manner permitted by the Board, and subject to such terms and conditions as may be prescribed by the Board, a Grantee may transfer an Award to (a) a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the Grantee, (including adoptive relationships), (b) any person sharing the Grantee's household (other than a tenant or employee), (c) a trust in which persons described in (a) or (b) have more than 50% of the beneficial interest, (d) a foundation in which persons described in (a) or (b) or the Grantee own more than 50% of the voting interests; provided such transfer is not for value. The following shall not be considered transfers for value: (i) a transfer under a domestic relations order in settlement of marital property rights; and (ii) a transfer to an entity in which more than 50% of the voting interests are owned by persons described in (a) or (b) above or the Grantee, in exchange for an interest in that entity.

Article 6. Stock Options

     6.1 Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to any Eligible Person in such number, and upon such terms, and at any time and from time to time as shall be determined by the Board. Without limiting the generality of the foregoing, the Board may grant to any Eligible Person, or permit any Eligible Person to elect to receive, an Option in lieu of or in substitution for any other compensation (whether payable currently or on a deferred basis, and whether payable under this Plan or otherwise) which such Eligible Person may be eligible to receive from the Company or a Subsidiary, which Option may have a value (as determined by the Board under Black-Scholes or any other option valuation method) that is equal to or greater than the amount of such other compensation.

     6.2 Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the Option Term, the number of shares to which the Option pertains, the time or times at which such Option shall be exercisable and such other provisions as the Board shall determine.

     6.3 Option Price. The Option Price of an Option under this Plan shall be determined by the Board, and shall be no less than 100% of the Fair Market Value of a Share on the Grant Date; provided, however, that any Option ("Substitute Option") that is (x) granted to a Grantee in connection with the acquisition ("Acquisition"), however effected, by the Company of another corporation or entity ("Acquired Entity") or the assets thereof, (y) associated with an option to purchase shares of stock or other equity interest of the Acquired Entity or an affiliate thereof ("Acquired Entity Option") held by such Grantee immediately prior to such Acquisition, and (z) intended to preserve for the Grantee the economic value of all or a portion of such Acquired Entity Option, shall be granted such that such option substitution is completed in conformity with the rules set forth in Section 424(a) of the Code.

     6.4 Grant of Incentive Stock Options.

          (a) At the time of the grant of any Option to an Eligible Person who is an employee of the Company or a Subsidiary, the Board may designate that such option shall be made subject to additional restrictions to permit it to qualify as an "incentive stock option" under the requirements of Section 422 of the Code. Any option designated as an incentive stock option:

               (i) shall not be granted to a person who owns shares (including shares treated as owned under Section 424(d) of the Code) possessing more than 10% of the total combined voting power of all classes of shares of the Company;

               (ii) shall be for a term of not more than 10 years from the Grant Date, and shall be subject to earlier termination as provided herein or in the applicable Award Agreement;

               (iii) shall not have an aggregate Fair Market Value (determined for each incentive stock option at its Grant Date) of Shares with respect to which incentive stock options are exercisable for the first time by such Grantee during any calendar year (under the Plan and any other employee stock option plan of the Grantee's employer or any parent or Subsidiary thereof ("Other Plans")), determined in accordance with the provisions of Section 422 of the Code, which exceeds $100,000 (the "$100,000 Limit");

               (iv) shall, if the aggregate Fair Market Value of a Share (determined on the Grant Date) with respect to the portion of such grant which is exercisable for the first time during any calendar year ("Current Grant") and all incentive stock options previously granted under the Plan and any Other Plans which are exercisable for the first time during a calendar year ("Prior Grants") would exceed the $100,000 Limit, be exercisable as follows:

                    (A) the portion of the Current Grant which would, when added to any Prior Grants, be exercisable with respect to Shares which would have an aggregate Fair Market Value (determined as of the respective Grant Date for such options) in excess of the $100,000 Limit shall, notwithstanding the terms of the Current Grant, be exercisable for the first time by the Grantee in the first subsequent calendar year or years in which it could be exercisable for the first time by the Grantee when added to all Prior Grants without exceeding the $100,000 Limit; and

                    (B) if,  viewed  as of the date of the  Current  Grant,  any portion of a Current Grant could not be exercised under the preceding provisions of this Subsection (iv) during any calendar year commencing with the calendar year in which it is first exercisable through and including the last calendar year in which it may by its terms be exercised, such portion of the Current Grant shall not be an incentive stock option, but shall be exercisable as a separate Option at such date or dates as are provided in the Current Grant;

               (v) shall be granted within 10 years from the earlier of the date the Plan is adopted or the date the Plan is approved by the shareholders of the Company;

               (vi) shall require the Grantee to notify the Board of any disposition of any Shares issued pursuant to the exercise of the incentive stock option under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), within 10 days of such disposition; and

               (vii) shall by its terms not be assignable or transferable other than by will or the laws of descent and distribution and may be exercised, during the Grantee's lifetime, only by the Grantee; provided, however, that the Grantee may, to the extent provided in the Plan in any manner specified by the Board, designate in writing a beneficiary to exercise such incentive stock option after the Grantee's death.

Notwithstanding the foregoing, the Board may, without the consent of the Grantee, at any time before the exercise of an option (whether or not an incentive stock option), take any action necessary to prevent such option from being treated as an incentive stock option.

     6.5 Exercise of Options. Options shall be exercised by the delivery of a written notice of exercise to the Company or its designee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares made by cash, personal check or wire transfer or, subject to the approval of the Board pursuant to procedures approved by the Board,

          (a) through the sale of the Shares acquired on exercise of the Option through a broker-dealer to whom the Grantee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay for such Shares, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by Grantee by reason of such exercise,

          (b) through simultaneous sale through a broker of Shares acquired on exercise, as permitted under Regulation T of the Federal Reserve Board, or

          (c) by delivery to the Company of certificates representing the number of Shares then owned by the Grantee, the Fair Market Value of which equals the purchase price of the Shares purchased in connection with the Option exercise, properly endorsed for transfer to the Company; provided however, that Shares used for this purpose must have been held by the Grantee for such minimum period of time as may be established from time to time by the Board; and provided further that the Fair Market Value of any Shares delivered in payment of the purchase price upon exercise of the Options shall be the Fair Market Value as of the exercise date, which shall be the date of delivery of the certificates for the Stock used as payment of the exercise price. For purposes of this Section 6.5(c), in lieu of actually surrendering to the Company the stock certificates representing the number of Shares then owned by the Grantee, the Board may, in its discretion permit the Grantee to submit to the Company a statement affirming ownership by the Grantee of such number of Shares and request that such Shares, although not actually surrendered, be deemed to have been surrendered by the Grantee as payment of the exercise price.

Article 7. Stock Appreciation Rights

     7.1 Grant of SARs. Subject to the terms and conditions of this Plan, SARs may be granted to any Eligible Person at any time and from time to time as shall be determined by the Board in its sole discretion. The Board may grant Freestanding SARs or Tandem SARs, or any combination thereof.

          (a) Number of Shares. The Board shall have complete discretion to determine the number of SARs granted to any Grantee, subject to the limitations imposed in this Plan and by applicable law.

          (b) Exercise Price and Other Terms. All SARs shall be granted with an exercise price no less than the Fair Market Value of the underlying Shares of Stock on the SARs' Grant Date. The Board, subject to the provisions of this Plan, shall have complete discretion to determine the terms and conditions of SARs granted under this Plan. The exercise price per Share of Tandem SARs shall equal the exercise price per Share of the related Option.

     7.2 SAR Award Agreement. Each SAR granted under the Plan shall be evidenced by a written SAR Award Agreement which shall be entered into by the Company and the Grantee to whom the SAR is granted and which shall specify the exercise price per share, the SAR Term, the conditions of exercise, and such other terms and conditions as the Board in its sole discretion shall determine.

     7.3 Exercise of SARs. SARs shall be exercised by the delivery of a written notice of exercise to the Company or its designee, setting forth the number of Shares over which the SAR is to be exercised. Tandem SARs (a) may be exercised with respect to all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option;
(b) may be exercised only with respect to the Shares for which its related Option is then exercisable; and (c) may be exercised only when the Fair Market Value of the Shares subject to the Option exceeds the Option Price of the Option. The value of the payment with respect to the Tandem SAR may be no more than 100% of the difference between the Option Price of the underlying Option and the Fair Market Value of the Shares subject to the underlying Option at the time the Tandem SAR is exercised.

     7.4 Expiration of SARs. A SAR granted under this Plan shall expire on the date set forth in the SAR Award Agreement, which date shall be determined by the Board in its sole discretion. Unless otherwise specifically provided for in the SAR Award agreement, a Tandem SAR granted under this Plan shall be exercisable at such time or times and only to the extent that the related Option is exercisable. The Tandem SAR shall terminate and no longer be exercisable upon the termination or exercise of the related Options, except that Tandem SARs granted with respect to less than the full number of shares covered by a related Option shall not be reduced until the exercise or termination of the related Option exceeds the number of Shares not covered by the SARs.

     7.5 Payment of SAR Amount. Upon exercise of a SAR, a Grantee shall be entitled to receive payment from the Company in an amount determined by multiplying (i) the positive difference between the Fair Market Value of a Share on the date of exercise over the exercise price per Share by (ii) the number of Shares with respect to which the SAR is exercised. The payment upon a SAR exercise shall be solely in whole Shares of equivalent value. Fractional Shares shall be rounded down to the nearest whole Share with no cash consideration being paid upon exercise.

Article 8. Restricted Shares

     8.1 Grant of Restricted Shares. Subject to the terms and provisions of the Plan, the Board, at any time and from time to time, may grant Restricted Shares to any Eligible Person in such amounts as the Board shall determine.

     8.2 Award Agreement. Each grant of Restricted Shares shall be evidenced by an Award Agreement, which shall specify the Period(s) of Restriction, the number of Restricted Shares granted, and such other provisions as the Board shall determine. The Board may impose such conditions or restrictions on any Restricted Shares as it may deem advisable, including restrictions based upon the achievement of specific performance goals (Company-wide, divisional, Subsidiary or individual), time-based restrictions on vesting or restrictions under applicable securities laws.

     8.3 Consideration. The Board shall determine the amount, if any, that a Grantee shall pay for Restricted Shares. Such payment shall be made in full by the Grantee before the delivery of the shares and in any event no later than 10 business days after the Grant Date for such shares.

     8.4 Effect of Forfeiture. If Restricted Shares are forfeited, and if the Grantee was required to pay for such shares or acquired such Restricted Shares upon the exercise of an Option, the Grantee shall be deemed to have resold such Restricted Shares to the Company at a price equal to the lesser of (x) the amount paid by the Grantee for such Restricted Shares, or (y) the Fair Market Value of a Share on the date of such forfeiture. The Company shall pay to the Grantee the required amount as soon as is administratively practical. Such Restricted Shares shall cease to be outstanding, and shall no longer confer on the Grantee thereof any rights as a shareholder of the Company, from and after the date of the event causing the forfeiture, whether or not the Grantee accepts the Company's tender of payment for such Restricted Shares.

     8.5 Escrow; Legends. The Board may provide that the certificates for any Restricted Shares (x) shall be held (together with a stock power executed in blank by the Grantee) in escrow by the Secretary of the Company until such Restricted Shares become nonforfeitable or are forfeited or (y) shall bear an appropriate legend restricting the transfer of such Restricted Shares. If any

Restricted Shares become nonforfeitable, the Company shall cause certificates for such shares to be issued without such legend.

Article 9. Performance Units and Performance Shares

     9.1 Grant of Performance Units and Performance Shares. Subject to the terms of the Plan, Performance Units or Performance Shares may be granted to any Eligible Person in such amounts and upon such terms, and at any time and from time to time, as the Board shall determine. Each grant of Performance Units or Performance Shares shall be evidenced by an Award Agreement which shall specify the terms and conditions applicable to the Performance Units or Performance Shares, as the Board determines.

     9.2 Value/Performance Goals. Each Performance Unit shall have an initial value that is established by the Board at the time of grant, that is equal to the Fair Market Value of a Share on the Grant Date. The Board shall set performance goals which, depending on the extent to which they are met, will determine the number or value of Performance Units or Performance Shares that will be paid to the Grantee. For purposes of this Article 9, the time period during which the performance goals must be met shall be called a "Performance Period." The Board shall have complete discretion to establish the performance goals. Without limitation, the performance goals may provide for a targeted level or levels of achievement using one or more of the following measures: (a) earnings per share, (b) net income, (c) return on equity, (d) pro forma net income, (e) return on designated assets, (f) return on revenues, (g) Fair Market Value per share, (i) book value per share, (j) debt reduction, or (k) any combination of the above, in the conjunctive or disjunctive, at the discretion of the Board. Objective and measurable goals set by a "management by objectives" process, and approved by the Board may also be considered. Such goals may relate to the satisfaction of external or internal requirements.

     9.3 Payment of Performance Units and Performance Shares. Subject to the terms of this Plan, after the applicable Performance Period has ended, the holder of Performance Units or Performance Shares shall be entitled to receive a payment based on the number and value of Performance Units or Performance Shares earned by the Grantee over the Performance Period, determined as a function of the extent to which the corresponding performance goals have been achieved.

     If a Grantee is promoted, demoted or transferred to a different business unit of the Company during a Performance Period, then, to the extent the Board determines appropriate, the Board may adjust, change or eliminate the performance goals or the applicable Performance Period as it deems appropriate in order to make them appropriate and comparable to the initial performance goals or Performance Period.

     9.4 Form and Timing of Payment of Performance Units and Performance Shares. Payment of earned Performance Units or Performance Shares shall be made in a lump sum following the close of the applicable Performance Period. The Board may cause earned Performance Units or Performance Shares to be paid in cash or in Shares (or in a combination thereof) which have an aggregate Fair Market Value equal to the value of the earned Performance Units or Performance Shares at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Board. The form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

     As determined by the Board, a Grantee may be entitled to receive any dividends declared with respect to Shares which have been earned in connection with grants of Performance Units or Performance Shares but not yet distributed to the Grantee. In addition, a Grantee may, as determined by the Board, be entitled to exercise his or her voting rights with respect to such Shares.

Article 10. Bonus Shares and Deferred Shares

     10.1 Bonus Shares. Subject to the terms of the Plan, the Board may grant Bonus Shares to any Eligible Person, in such amount and upon such terms and at any time and from time to time as shall be determined by the Board.

     10.2 Deferred Shares. Subject to the terms and provisions of the Plan, Deferred Shares may be granted to any Eligible Person in such amounts and upon such terms, and at any time and from time to time, as shall be determined by the Board. The Board may impose such conditions or restrictions on any Deferred Shares as it may deem advisable, including time-vesting restrictions and deferred payment features. The Board may cause the Company to establish a grantor trust to hold Shares subject to Deferred Share Awards. Without limiting the generality of the foregoing, the Board may grant to any Eligible Person, or permit any Eligible Person to elect to receive, Deferred Shares in lieu of or in substitution for any other compensation (whether payable currently or on a deferred basis, and whether payable under this Plan or otherwise) which such Eligible Person may be eligible to receive from the Company or a Subsidiary. Any grant of Deferred Shares shall comply with Section 409A of the Code.

Article 11. Beneficiary Designation

     Each Grantee under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of the Grantee's death before he or she receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Grantee, shall be in a form prescribed by the Company, and will be effective only when filed by the Grantee in writing with the Company during the Grantee's lifetime. In the absence of any such designation, benefits remaining unpaid at the Grantee's death shall be paid to the Grantee's estate.

Article 12. Rights of Employees

     12.1 Employment. Nothing in the Plan shall interfere with or limit in any way the right of the Company to terminate any Grantee's employment at any time, nor confer upon any Grantee the right to continue in the employ of the Company.

     12.2 Participation. No employee shall have the right to be selected to receive an Award, or, having been so selected, to be selected to receive a future Award.

Article 13. Amendment, Modification, and Termination

     13.1 Amendment, Modification, and Termination. Subject to the terms of the Plan, the Board of Directors of the Company may at any time and from time to time, alter, amend, suspend or terminate the Plan in whole or in part without the approval of the Company's shareholders, except to the extent the Board of Directors of the Company determines it is desirable to obtain approval of the Company's shareholders, to retain eligibility for exemption from the limitations of Code Section 162(m), to have available the ability for Options to qualify as ISOs, to comply with the requirements for listing on any exchange where the Company's Shares are listed, or for any other purpose the Board of Directors of the Company deems appropriate.

     13.2 Adjustments Upon Certain Unusual or Nonrecurring Events. The Board may make adjustments in the terms and conditions of Awards in recognition of unusual or nonrecurring events (including the events described in Section 4.2) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Board determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan.

     13.3 Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary (but subject to Section 2.7 and Section 13.2), no termination, amendment or modification of the Plan shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Grantee of such Award.

Article 14. Withholding

          14.1 Mandatory Tax Withholding.

          (a) Whenever under the Plan, Shares are to be delivered upon exercise or payment of an Award, or upon Restricted Shares becoming nonforfeitable, or any other event with respect to rights and benefits hereunder, the Company shall be entitled to require and may accommodate the Grantee's request if so requested, (x) that the Grantee remit an amount in cash sufficient to satisfy all federal, state, local and foreign tax withholding requirements related thereto ("Tax Withholding"), (y) the withholding of such Tax Withholding from compensation otherwise due to the Grantee or from any Shares or other payment due to the Grantee under the Plan or (z) any combination of the foregoing.

          (b) Any Grantee who makes a disqualifying disposition of an incentive stock option granted under the Plan or who makes an election under Section 83(b) of the Code shall remit to the Company an amount sufficient to satisfy all resulting Tax Withholding; provided that, in lieu of or in addition to the foregoing, the Company shall have the right to withhold such Tax Withholding from compensation otherwise due to the Grantee or from any Shares or other payment due to the Grantee under the Plan.

          14.2 Notification under Code Section 83(b). If the Grantee, in connection with the exercise of any Option, or the grant of Restricted Shares, makes the election permitted under Section 83(b) of the Code to include in such Grantee's gross income in the year of transfer the amounts specified in Section 83(b) of the Code, then such Grantee shall notify the Company of such election within 10 days of filing the notice of the election with the Internal Revenue Service, in addition to any filing and notification required pursuant to regulations issued under Section 83(b) of the Code. The Board may, in connection with the grant of an Award or at any time thereafter prior to such an election being made, prohibit a Grantee from making the election described above.

Article 15. Equity Incentive Plans of Foreign Subsidiaries

     The Board may authorize any foreign Subsidiary to adopt a plan for granting Awards ("Foreign Equity Incentive Plan"). All awards granted under such Foreign Equity Incentive Plans shall be treated as grants under the Plan. Such Foreign Equity Incentive Plans shall have such terms and provisions as the Board permits not inconsistent with the provisions of the Plan and which may be more restrictive than those contained in the Plan. Awards granted under such Foreign Equity Incentive Plans shall be governed by the terms of the Plan except to the extent that the provisions of the Foreign Equity Incentive Plans are more restrictive than the terms of the Plan, in which case such terms of the Foreign Equity Incentive Plans shall control.

Article 16. Additional Provisions

     16.1 Successors. All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise of all or substantially all of the business or assets of the Company.

     16.2 Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine; the plural shall include the singular and the singular shall include the plural.

     16.3  Severability.  If any part of the Plan is  declared  by any  court or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any other part of the Plan. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

     16.4 Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or stock exchanges as may be required. Notwithstanding any provision of the Plan or any Award, Grantees shall not be entitled to exercise, or receive benefits under, any Award, and the Company shall not be obligated to deliver any Shares or other benefits to a Grantee, if such exercise or delivery would constitute a violation by the Grantee or the Company of any applicable law or regulation.

     16.5 Securities Law Compliance.

          (a) If the Board deems it necessary to comply with any applicable securities law, or the requirements of any stock exchange upon which Shares may be listed, the Board may impose any restriction on Shares acquired pursuant to Awards under the Plan as it may deem advisable. All certificates for Shares delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Board may deem advisable under the rules, regulations and other requirements of the SEC, any stock exchange upon which Shares are then listed, any applicable securities law, and the Board may cause a legend or legends to be placed on any such certificates to refer to such restrictions. If so requested by the Company, the Grantee shall represent to the Company in writing that he or she will not sell or offer to sell any Shares unless a registration statement shall be in effect with respect to such Shares under the Securities Act of 1933 or unless he or she shall have furnished to the Company evidence satisfactory to the Company that such registration is not required.

          (b) If the Board determines that the exercise of, or delivery of benefits pursuant to, any Award would violate any applicable provision of securities laws or the listing requirements of any stock exchange upon which any of the Company's equity securities are then listed, then the Board may postpone any such exercise or delivery, as applicable, but the Company shall use all reasonable efforts to cause such exercise or delivery to comply with all such provisions at the earliest practicable date.

     16.6 No Rights as a Shareholder. A Grantee shall not have any rights as a shareholder with respect to the Shares (other than Restricted Shares) which may be deliverable upon exercise or payment of such Award until such shares have been delivered to him or her. Restricted Shares, whether held by a Grantee or in escrow by the Secretary of the Company, shall confer on the Grantee all rights of a shareholder of the Company, except as otherwise provided in the Plan or Award Agreement. Unless otherwise determined by the Board at the time of a grant of Restricted Shares, any cash dividends that become payable on Restricted Shares shall be deferred and, if the Board so determines, reinvested in additional Restricted Shares. Except as otherwise provided in an Award Agreement, any share dividends and deferred cash dividends issued with respect to Restricted Shares shall be subject to the same restrictions and other terms as apply to the Restricted Shares with respect to which such dividends are issued. The Board may provide for payment of interest on deferred cash dividends.

     16.7 Nature of Payments. Awards shall be special incentive payments to the Grantee and shall not be taken into account in computing the amount of salary or compensation of the Grantee for purposes of determining any pension, retirement, death or other benefit under (a) any pension, retirement, profit-sharing, bonus, insurance or other employee benefit plan of the Company or any Subsidiary or (b) any agreement between (i) the Company or any Subsidiary and (ii) the Grantee, except as such plan or agreement shall otherwise expressly provide.

     16.8 Governing Law. The Plan and the rights of any Grantee receiving an Award thereunder shall be construed and interpreted in accordance with and governed by the laws of the State of Kansas without giving effect to the principles of the conflict of laws to the contrary.

                                   APPENDIX C

                           GRAPHIC AND IMAGE MATERIAL
                                       IN
                                 PROXY STATEMENT

     In accordance with Rule 304 of Regulation S-T, the following graphic and image material is included in the Garmin proxy statement.

Photographs of Each Director

     The proxy statement includes photographs of each director. A photograph of a director is placed in the proxy statement next to the discussion of the director's principal occupations in the sections entitled "PROPOSAL 1- ELECTION OF THREE DIRECTORS" and "THE BOARD OF DIRECTORS".

Performance Graph

     The proxy statement also includes a stock performance graph, which is supplemented by a table showing the dollar value of the points on the graph. The table is set forth in this electronic format document in the section entitled "Performance Graph". Both the graph and the table will be included in the paper format definitive proxy mailed to Garmin's shareholders. In accordance with a letter to EDGAR filers dated November 16, 1992 from Mauri L. Osheroff, Associate Director of Regulatory Policy of the Division of Corporate Finance, no further explanation of the graph is set forth in this appendix.

                                   APPENDIX D

                                 FORM OF PROXIES



--------------------------------------------------------------------------------
                                      PROXY
--------------------------------------------------------------------------------

                                   GARMIN LTD.
               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                    FOR SHAREHOLDERS MEETING ON JUNE 3, 2005

     The undersigned shareholder of Garmin Ltd., a Cayman Islands company, hereby appoints Min H. Kao and Kevin Rauckman and each of them, with full power of substitution, as true and lawful agents and proxies to represent the undersigned and vote all common shares of Garmin Ltd. owned by the undersigned in all matters coming before the 2005 Annual General Meeting of Shareholders (or any adjournment thereof) to be held at the Ritz-Charles Conference Center, 9000 West 137th Street, Overland Park, Kansas 66221, on Friday, June 3, 2005 at 10:00 a.m. local time. The Board of Directors recommends a vote "FOR" the following proposal, all as more specifically set forth in the Proxy Statement:

1. Election of Three Directors |_| FOR all the nominees listed below
                              (except as marked to the contrary below)

                               |_| WITHHOLD AUTHORITY to vote for all nominees
                                              listed below

          (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below. Failure to follow this procedure to withhold authority to vote for any individual nominee will result in the granting of authority to vote for the election of such nominee.)

               Donald H. Eller - three year term expiring in 2008
               Clifton A. Pemble - three year term expiring in 2008 Charles W. Peffer - one year term expiring in 2006


2. Approval of the Garmin Ltd. 2005 Equity Incentive Plan

         |_|  FOR       |_|  AGAINST             |_|  ABSTAIN

3. In their discretion, the Proxies are authorized to vote with respect to any other matters that may properly come before the Annual General Meeting or any adjournment thereof, including matters incident to its conduct.

I/WE RESERVE THE RIGHT TO REVOKE THE PROXY AT ANY TIME BEFORE THE EXERCISE THEREOF. WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER SPECIFIED ABOVE BY THE SHAREHOLDER. TO THE EXTENT CONTRARY SPECIFICATIONS ARE NOT GIVEN, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF THE DIRECTORS NOMINATED AND "FOR" PROPOSAL 2.


                                   Dated: __________________________, 2005


                                   ---------------------------------------
                                               (Signature)

                                   ---------------------------------------
                                               (Signature if held jointly)


               Please sign exactly as your name appears on your share certificate, indicating your official position or representative capacity, if applicable. If shares are held jointly, each owner should sign.

               IMPORTANT: PLEASE SIGN, DATE AND RETURN THIS PROXY BEFORE THE DATE OF THE ANNUAL MEETING IN THE ENCLOSED ENVELOPE.

                       CONFIDENTIAL VOTING INSTRUCTIONS TO
                     T. ROWE PRICE TRUST COMPANY AS TRUSTEE
                      UNDER THE GARMIN INTERNATIONAL, INC.
                             401(k) AND PENSION PLAN

         This voting instruction card is solicited by the Trustee. I hereby direct that the voting rights pertaining to Common Shares of Garmin Ltd. held by the Trustee and allocated to my account shall be exercised at the Annual General Meeting of Shareholders to be held on June 3, 2005, or any adjournment thereof, as specified hereon and in its discretion on all other matters that are properly brought before the Annual General Meeting of Shareholders and matters incidental to such meeting.

1. Election of Three Directors |_| FOR all the nominees listed below
                              (except as marked to the contrary below)

                               |_| WITHHOLD AUTHORITY to vote for all nominees
                                              listed below


     (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through the nominee's name in the list below.)

         Donald H. Eller - three year term expiring in 2008
         Clifton A. Pemble - three year term expiring in 2008
         Charles W. Peffer - one year term expiring in 2006


2. Approval of the Garmin Ltd. 2005 Equity Incentive Plan

               |_|  FOR       |_|  AGAINST             |_|  ABSTAIN

    If the voting instruction card is not returned, the Trustee must vote such shares in the same proportions as the shares for which voting instruction cards were received from the plan participants.

                       CONFIDENTIAL VOTING INSTRUCTIONS TO
                     T. ROWE PRICE TRUST COMPANY AS TRUSTEE
                      UNDER THE GARMIN INTERNATIONAL, INC.
                             401(k) AND PENSION PLAN


                               Dated: __________________________, 2005


                               ---------------------------------------
                                            (Signature)


                               Please sign exactly as your name appears.

               IMPORTANT: PLEASE SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD BEFORE THE DATE OF THE ANNUAL MEETING IN THE ENCLOSED ENVELOPE. DO NOT RETURN THIS CARD TO GARMIN LTD. AS YOUR VOTE IS CONFIDENTIAL.